UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23344 and 811-23343

Name of Fund:	BlackRock Funds VI
BlackRock Advantage CoreAlpha Bond Fund (Formerly BlackRock CoreAlpha Bond Fund)
Master Investment Portfolio II
Advantage CoreAlpha Bond Master Portfolio (Formerly CoreAlpha Bond Master Portfolio)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds VI and Master Investment Portfolio II, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2021

Date of reporting period: 12/31/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2021

2021 Annual Report

BlackRock Funds VI

•	BlackRock Advantage CoreAlpha Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large- and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	11.67%	28.71%

U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82

International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26

Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2021	BlackRock Advantage CoreAlpha Bond Fund

Investment Objective

BlackRock Advantage CoreAlpha Bond Fund’s (the “Fund”) (formerly known as BlackRock CoreAlpha Bond Fund) investment objective is to seek to provide a combination of income and capital growth.

On June 9, 2021, the Board approved a change in the name of the Fund from BlackRock CoreAlpha Bond Fund, effective as of October 1, 2021, to BlackRock Advantage CoreAlpha Bond Fund. The master fund in which the Fund invests, CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio II, changed its name to Advantage CoreAlpha Bond Master Portfolio.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2021, the Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index.

What factors influenced performance?

Global interest rates strategies were the primary detractors over the period, particularly in the fourth quarter of 2021 due to broad-based underperformance of cross-sectional positioning. Surprisingly hawkish comments from global central banks in October 2021 drove extreme movements in interest rates. As yield curves aggressively flattened, performance was negatively impacted by Australian, Canadian, U.S. and U.K. positions.

Another source of underperformance was the impact of pricing activity. On December 31, 2021, when the fixed income markets closed early due to the New Year holiday, Bloomberg priced their indices at 1 PM while BlackRock funds, including the Master Portfolio, priced at 4 PM. This led to some pricing discrepancy and underperformance across both index and active funds managed to Bloomberg indices when looking at the official return. This was offset on the first business day of the new year, January 3, 2022, as Bloomberg benchmarks reverted to 4 PM pricing.

During the period, asset allocation was the primary contributor to the Master Portfolio’s relative performance, driven by overweight positions to both investment grade and high yield corporate credit along with securitized assets. Credit security selection also contributed to performance due to overweight positions in energy, technology and finance companies. In addition, positioning with respect to U.S. interest rates proved additive to performance, most notably positioning along the yield curve over the period.

The Master Portfolio held derivatives during the period. Futures are commonly used for strategic day-to-day interest rate hedging, tactically expressing relative value curve strategies, and duration hedging. The use of derivatives had a negative impact on performance for the period.

Describe recent portfolio activity.

The Master Portfolio entered 2021 with a positive stance on risk and lower cash position due to the encouraging outlook on COVID-19 vaccines and ongoing reopening of global economies. Based on relative valuations, risk was added through corporate exposures as economic reopening has supported company balance sheets. Overweight positions to both investment grade and high yield corporate credit were maintained and the overweight to high yield remained near the Master Portfolio’s maximum permitted. In the second quarter of 2021, performance dispersion remained very low and spreads continued to grind tighter. As a result, positioning remained generally unchanged to avoid unnecessary transaction costs. The Master Portfolio was positioned for the yield curve to steepen for most of the period but removed this stance after the Fed signaled a more hawkish stance at its mid-June Open Market Committee meeting.

Entering the second half of 2021, positioning remained overweight investment grade corporate, high yield corporate and securitized credit in order to continue to capture incremental income. With the event risks going into the third quarter of 2021 including a stalemate over raising the U.S. debt ceiling and property market instability in China, the Master Portfolio assumed a somewhat more cautious stance as credit markets continued to trade sideways. A long inflation position was maintained through the third quarter, benefiting performance. The strategy was positioned neutrally with respect to duration and corresponding interest rate sensitivity throughout the year.

Describe portfolio positioning at period end.

Overall, the Master Portfolio was positioned with a constructive stance on corporate credit as default rates remained well below average. However, overweight positions were tactically hedged within both investment grade and high yield corporate credit and the strategy’s overall risk stance was maintained close to its historical average. The Master Portfolio was positioned with a neutral duration stance pending the market’s pricing in of Fed rate hikes.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2021 (continued)	BlackRock Advantage CoreAlpha Bond Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests, under normal circumstances, at least 80% the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in bonds. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Advantage CoreAlpha Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds III, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)

Bloomberg U.S. Aggregate Bond Index (formerly Bloomberg Barclays U.S. Aggregate Bond Index), a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance

			Average Annual Total Returns (a)
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	1.79%	1.79%	(1.98)%	N/A	4.00%	N/A	3.14%	N/A
Investor A	1.48	1.47	(2.23)	(6.14)%	3.70	2.86%	2.82	2.40%
Investor C	0.80	0.79	(2.96)	(3.91)	2.93	2.93	2.20	2.20
Class K	1.84	1.78	(1.93)	N/A	4.05	N/A	3.20	N/A
Bloomberg U.S. Aggregate Bond Index	—	—	(1.54)	N/A	3.57	N/A	2.90	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock CoreAlpha Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds III, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)

	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$994.30	$1.56		$1,000.00	$1,023.64	$1.58		0.31%
Investor A	1,000.00	992.10	2.81		1,000.00	1,022.38	2.85		0.56
Investor C	1,000.00	989.30	6.57		1,000.00	1,018.60	6.67		1.31
Class K	1,000.00	994.60	1.31		1,000.00	1,023.89	1.33		0.26

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance	BlackRock Advantage CoreAlpha Bond Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Prior to April 30, 2012 for Investor A and Investor C Shares and March 28, 2016 for Class K Shares, the performance of the classes is based on the returns of a series of Master Investment Portfolio, adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Predecessor Fund.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Derivative Financial Instruments	BlackRock Advantage CoreAlpha Bond Fund

The Advantage CoreAlpha Bond Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

DERIVATIVE FINANCIAL INSTRUMENTS	7

Statement of Assets and Liabilities

December 31, 2021

BlackRock Advantange CoreAlpha Bond Fund

ASSETS
Investments, at value — Master Portfolio	$1,358,661,871
Receivables:
Capital shares sold	2,414,121
From the Administrator	3,001

Total assets	1,361,078,993

LIABILITIES
Payables:
Administration fees	56,949
Capital shares redeemed	778,370
Contributions to the Master Portfolio	1,635,751
Income dividend distributions	237,112
Professional fees	11,651
Proxy costs	160,710
Service and distribution fees	93,863

Total liabilities	2,974,406

NET ASSETS	$1,358,104,587

NET ASSETS CONSIST OF
Paid-in capital	$1,348,490,683
Accumulated earnings	9,613,904

NET ASSETS	$1,358,104,587

8	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (continued)

December 31, 2021

BlackRock Advantange CoreAlpha Bond Fund

NET ASSET VALUE

Institutional
Net assets	$839,387,715

Shares outstanding	81,316,509

Net asset value	$10.32

Shares authorized	Unlimited

Par value	No par value

Investor A
Net assets	$445,358,361

Shares outstanding	43,137,260

Net asset value	$10.32

Shares authorized	Unlimited

Par value	No par value

Investor C
Net assets	$865,342

Shares outstanding	83,784

Net asset value	$10.33

Shares authorized	Unlimited

Par value	No par value

Class K
Net assets	$72,493,169

Shares outstanding	7,016,791

Net asset value	$10.33

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

FUND FINANCIAL STATEMENTS	9

Statement of Operations

Year Ended December 31, 2021

BlackRock Advantange CoreAlpha Bond Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$34,606
Interest — unaffliated	33,897,487
Securities lending income — affiliated — net	112,646
Expenses	(3,572,390)
Fees waived	79,769

Total investment income	30,552,118

FUND EXPENSES
Service and distribution — class specific	1,201,250
Administration — class specific	742,836
Proxy	165,419
Professional	11,657
Miscellaneous	4,908

Total expenses	2,126,070
Less:
Fees waived and/or reimbursed by the Administrator	(47,085)

Total expenses after fees waived and/or reimbursed	2,078,985

Net investment income	28,473,133

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	8,206,272
Investments — affiliated	(5,807)
Forward foreign currency exchange contracts	(33,078)
Foreign currency transactions	143,189
Futures contracts	(9,635,445)
Swaps	(5,734,067)

(7,058,936)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(53,158,783)
Investments — affiliated	(9,636)
Forward foreign currency exchange contracts	(27,267)
Foreign currency translations	(357,890)
Futures contracts	(2,143,182)
Swaps	(56,858)

(55,753,616)

Net realized and unrealized loss	(62,812,552)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(34,339,419)

See notes to financial statements.

10	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

	BlackRock Advantage CoreAlpha Bond Fund
	Year Ended December 31,
	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$28,473,133	$39,419,633
Net realized gain (loss)	(7,058,936)	71,081,558
Net change in unrealized appreciation (depreciation)	(55,753,616)	33,628,289

Net increase (decrease) in net assets resulting from operations	(34,339,419)	144,129,480

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(17,757,680)	(68,969,857)
Investor A	(7,897,103)	(29,801,126)
Investor C	(9,879)	(75,047)
Class K	(1,397,399)	(2,557,180)
Return of capital
Institutional	(4,818,445)	—
Investor A	(2,445,692)	—
Investor C	(6,175)	—
Class K	(364,559)	—

Decrease in net assets resulting from distributions to shareholders	(34,696,932)	(101,403,210)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(248,815,746)	(19,535,594)

NET ASSETS
Total increase (decrease) in net assets	(317,852,097)	23,190,676
Beginning of year	1,675,956,684	1,652,766,008

End of year	$1,358,104,587	$1,675,956,684

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FUND FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage CoreAlpha Bond Fund

	Institutional

	Year Ended December 31,
	2021	2020	2019	2018		2017

Net asset value, beginning of year	$10.79	$10.54	$10.02	$10.35		$10.22

Net investment income(a)	0.21	0.26	0.32	0.31		0.25
Net realized and unrealized gain (loss)	(0.42)	0.67	0.64	(0.34)		0.17

Net increase (decrease) from investment operations	(0.21)	0.93	0.96	(0.03)		0.42

Distributions(b)
From net investment income	(0.15)	(0.56)	(0.32)	(0.30)		(0.25)
From net realized gain	(0.06)	(0.12)	(0.12)	(0.00	)(c)	—
Return of capital	(0.05)	—	—	—		(0.04)

Total distributions	(0.26)	(0.68)	(0.44)	(0.30)		(0.29)

Net asset value, end of year	$10.32	$10.79	$10.54	$10.02		$10.35

Total Return(d)
Based on net asset value	(1.98)%	8.88%	9.62%	(0.18)%		4.19%

Ratios to Average Net Assets(e)(f)
Total expenses	0.30%	0.28%	0.29%	0.37	%(g)	0.35%

Total expenses after fees waived and/or reimbursed	0.30%	0.28%	0.28%	0.35	%(g)	0.34%

Net investment income	2.00%	2.42%	3.02%	3.14%		2.44%

Supplemental Data
Net assets, end of year (000)	$839,388	$1,103,299	$1,121,106	$791,197		$496,618

Portfolio turnover rate of the Master Portfolio(h)	219%	410%	263%	331%		515%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.33% and 0.31%, respectively.

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	123%	261%	166%	189%	322%

See notes to financial statements.

12	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage CoreAlpha Bond Fund (continued)

	Investor A

	Year Ended December 31,
	2021	2020	2019	2018		2017

Net asset value, beginning of year	$10.79	$10.54	$10.02	$10.35		$10.22

Net investment income(a)	0.18	0.24	0.29	0.30		0.20
Net realized and unrealized gain (loss)	(0.42)	0.66	0.64	(0.36)		0.19

Net increase (decrease) from investment operations	(0.24)	0.90	0.93	(0.06)		0.39

Distributions(b)
From net investment income	(0.12)	(0.53)	(0.29)	(0.27)		(0.22)
From net realized gain	(0.06)	(0.12)	(0.12)	(0.00	)(c)	—
Return of capital	(0.05)	—	—	—		(0.04)

Total distributions	(0.23)	(0.65)	(0.41)	(0.27)		(0.26)

Net asset value, end of year	$10.32	$10.79	$10.54	$10.02		$10.35

Total Return(d)
Based on net asset value	(2.23)%	8.61%	9.35%	(0.52)%		3.83%

Ratios to Average Net Assets(e)(f)
Total expenses	0.55%	0.53%	0.54%	0.56	%(g)	0.69%

Total expenses after fees waived and/or reimbursed	0.55%	0.53%	0.53%	0.53	%(g)	0.69%

Net investment income	1.74%	2.16%	2.76%	3.05%		1.99%

Supplemental Data
Net assets, end of year (000)	$445,358	$508,792	$503,477	$433,789		$485

Portfolio turnover rate of the Master Portfolio(h)	219%	410%	263%	331%		515%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.52% and 0.49%, respectively.

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	123%	261%	166%	189%	322%

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage CoreAlpha Bond Fund (continued)

	Investor C

	Year Ended December 31,
	2021	2020	2019	2018		2017

Net asset value, beginning of year	$10.80	$10.55	$10.02	$10.36		$10.23

Net investment income(a)	0.11	0.15	0.22	0.20		0.13
Net realized and unrealized gain (loss)	(0.43)	0.67	0.64	(0.35)		0.18

Net increase (decrease) from investment operations	(0.32)	0.82	0.86	(0.15)		0.31

Distributions(b)
From net investment income	(0.04)	(0.45)	(0.21)	(0.19)		(0.15)
From net realized gain	(0.06)	(0.12)	(0.12)	(0.00	)(c)	—
Return of capital	(0.05)	—	—	—		(0.03)

Total distributions	(0.15)	(0.57)	(0.33)	(0.19)		(0.18)

Net asset value, end of year.	$10.33	$10.80	$10.55	$10.02		$10.36

Total Return(d)
Based on net asset value.	(2.96)%	7.80%	8.64%	(1.36)%		3.05%

Ratios to Average Net Assets(e)(f)
Total expenses.	1.30%	1.28%	1.29%	1.46	%(g)	1.44%

Total expenses after fees waived and/or reimbursed	1.29%	1.28%	1.29%	1.44	%(g)	1.44%

Net investment income	1.01%	1.32%	2.08%	2.02%		1.30%

Supplemental Data
Net assets, end of year (000)	$865	$1,522	$210	$157		$238

Portfolio turnover rate of the Master Portfolio(h)	219%	410%	263%	331%		515%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.42% and 1.40%, respectively.

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	123%	261%	166%	189%	322%

See notes to financial statements.

14	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage CoreAlpha Bond Fund (continued)
	Class K
	Year Ended December 31,
	2021	2020	2019	2018		2017

Net asset value, beginning of year	$10.80	$10.55	$10.02	$10.35		$10.23

Net investment income(a)	0.22	0.27	0.31	0.32		0.26
Net realized and unrealized gain (loss)	(0.43)	0.66	0.66	(0.34)		0.16

Net increase (decrease) from investment operations	(0.21)	0.93	0.97	(0.02)		0.42

Distributions(b)
From net investment income	(0.15)	(0.56)	(0.32)	(0.31)		(0.26)
From net realized gain	(0.06)	(0.12)	(0.12)	(0.00	)(c)	—
Return of capital	(0.05)	—	—	—		(0.04)

Total distributions	(0.26)	(0.68)	(0.44)	(0.31)		(0.30)

Net asset value, end of year	$10.33	$10.80	$10.55	$10.02		$10.35

Total Return(d)
Based on net asset value	(1.93)%	8.93%	9.78%	(0.14)%		4.14%

Ratios to Average Net Assets(e)(f)
Total expenses	0.30%	0.28%	0.29%	0.33	%(g)	0.30%

Total expenses after fees waived and/or reimbursed.	0.25%	0.23%	0.24%	0.30	%(g)	0.30%

Net investment income	2.06%	2.46%	2.97%	3.19%		2.48%

Supplemental Data
Net assets, end of year (000)	$72,493	$62,343	$27,973	$377		$197

Portfolio turnover rate of the Master Portfolio(h)	219%	410%	263%	331%		515%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.29% and 0.26%, respectively.

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	123%	261%	166%	189%	322%

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds VI (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock Advantage CoreAlpha Bond Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Advantage CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio II (“MIP II”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2021, the percentage of the Master Portfolio owned by the Fund was 91.3%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

The Board of Trustees of the Trust and Board of Trustees of MIP II are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares.	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“BAL” or the “Administrator”) or its affiliates, is included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

On June 9, 2021, the Board approved a change in the name of BlackRock CoreAlpha Bond Fund, effective as of October 21, 2021, to BlackRock Advantage CoreAlpha Bond Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

16	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund entered into an Administration Agreement with BAL, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Investor A	Investor C	Class K

Administration fees - class specific	0.05%	0.05%	0.05%	0.05%

For the year ended December 31, 2021, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees	$468,963	$237,843	$602	$35,428	$742,836

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Fund Name	Investor A	Investor C	Total

BlackRock Advantage CoreAlpha Bond Fund	$1,189,217	$12,033	$1,201,250

Other Fees: For the year ended December 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $25,237.

For the year ended December 31, 2021, affiliates received CDSCs as follows:

	Investor A	Investor C	Total

CDSC	$3,215	$112	$3,327

Expense Waivers and Reimbursements: The fees and expenses of the Fund’s Independent Trustees, counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through June 30, 2023. For the year ended December 31, 2021, the amount waived was $11,657 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

FUND NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

BAL has contractually agreed to waive 0.05% of the administration fee payable to BAL applicable to Class K Shares of the Fund through June 30, 2023. For the year ended December 31, 2021, the amount waived was $35,428 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. (“BlackRock”) or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/21	Year Ended 12/31/20
BlackRock Advantage CoreAlpha Bond Fund
Ordinary income	$21,625,103	$82,761,589
Long-term capital gains	5,436,958	18,641,621
Return of capital	7,634,871	—

	$34,696,932	$101,403,210

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Net Unrealized Gains (Losses) (a)	Qualified Late-Year Loss (b)	Total
BlackRock Advantage CoreAlpha Bond Fund	$14,899,805	$(5,285,901)	$9,613,904

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended December 31, 2021, the Fund utilized $840,348 of its capital loss carryforward.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/21		Year Ended 12/31/20
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Advantage CoreAlpha Bond Fund
Institutional
Shares sold.	21,546,402	$226,875,229	43,459,642	$469,081,602
Shares issued in reinvestment of distributions	2,149,167	22,509,645	6,347,131	68,822,833
Shares redeemed	(44,625,546)	(468,904,081)	(53,882,923)	(586,505,497)

	(20,929,977)	$(219,519,207)	(4,076,150)	$(48,601,062)

18	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 12/31/21		Year Ended 12/31/20
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
BlackRock Advantage CoreAlpha Bond Fund (continued)
Investor A
Shares sold and automatic conversion of shares.	2,471,260	$26,053,426	3,746,123	$41,023,848
Shares issued in reinvestment of distributions	965,436	10,108,490	2,677,876	29,014,424
Shares redeemed	(7,450,516)	(78,204,224)	(7,021,037)	(76,365,624)

	(4,013,820)	$(42,042,308)	(597,038)	$(6,327,352)

Investor C
Shares sold.	45,471	$480,128	166,613	$1,826,341
Shares issued in reinvestment of distributions	1,506	15,787	6,744	72,896
Shares redeemed and automatic conversion of shares.	(104,199)	(1,096,788)	(52,221)	(570,922)

	(57,222)	$(600,873)	121,136	$1,328,315

Class K
Shares sold.	4,535,921	$47,858,479	5,146,056	$56,138,357
Shares issued in reinvestment of distributions	166,600	1,744,823	234,922	2,546,683
Shares redeemed	(3,460,059)	(36,256,660)	(2,257,952)	(24,620,535)

	1,242,462	$13,346,642	3,123,026	$34,064,505

	(23,758,557)	$(248,815,746)	(1,429,026)	$(19,535,594)

As of December 31, 2021, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 1,924 Investor C Shares of the Fund.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

FUND NOTES TO FINANCIAL STATEMENTS	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds VI and Shareholders of BlackRock Advantage CoreAlpha Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage CoreAlpha Bond Fund (constituting BlackRock Funds VI, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

20	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended December 31, 2021:

Fund Name	20% Rate Long-Term Capital Gain Dividends
BlackRock Advantage CoreAlpha Bond Fund.	$5,436,958

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2021:

Fund Name	Interest Dividend
BlackRock Advantage CoreAlpha Bond Fund	$31,826,543

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2021:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains
BlackRock Advantage CoreAlpha Bond Fund	$29,301,826	$1,581,186

IMPORTANT TAX INFORMATION	21

Master Portfolio Information as of December 31, 2021	Advantage CoreAlpha Bond Master Portfolio

PORTFOLIO ALLOCATION

Asset Type(a)	Percent of Total Investments
Corporate Bonds.	42%
U.S. Government Sponsored Agency Securities	34
Non-Agency Mortgage-Backed Securities	12
Asset-Backed Securities	11
Municipal Bonds	1
Other*	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	Percent of Total Investments
AAA/Aaa(d)	43%
AA/Aa	6
A	22
BBB/Baa	22
BB/Ba	3
B	—	(b)
CCC/Caa	—	(b)
N/R	4

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
*	Includes one or more investment categories that individually represents less than 1% of the Master Portfolio’s total investments. Please refer to the Schedule of Investments for details.

22	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2021	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
ACC Auto Trust, Series 2021-A, Class A, 1.08%, 04/15/27(a)	$3,990	$3,980,153
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class D, 3.18%, 07/18/23	1,270	1,276,609
Avant Loans Funding Trust(a)
Series 2020-REV1, Class A, 2.17%, 05/15/29	8,630	8,640,071
Series 2021-REV1, Class A, 1.21%, 07/15/30	5,460	5,414,892
Carvana Auto Receivables Trust
Series 2021-N2, Class B, 0.75%, 03/10/28	1,502	1,492,318
Series 2021-N2, Class C, 1.07%, 03/10/28	3,686	3,657,693
Chase Funding Trust, Series 2004-2, Class 2A2, (1 mo. LIBOR US + 0.50%), 0.60%, 02/26/35(b)	120	117,533
College Loan Corp. Trust I, Series 2004-1, Class A4, (3 mo. LIBOR US + 0.19%), 0.31%, 04/25/24(b)	420	420,261
Conseco Finance Corp., Series 1996-9, Class M1, 7.63%, 08/15/27(b)	24	24,594
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-HP1, Class A, 2.59%, 12/15/26(a)	811	813,336
Countrywide Asset-Backed Certificates, Series 2004-1, Class M1, (1 mo. LIBOR US + 0.75%), 0.85%, 03/25/34(b)	6	6,107
Drive Auto Receivables Trust
Series 2017-3, Class D, 3.53%, 12/15/23(a)	262	262,507
Series 2018-3, Class D, 4.30%, 09/16/24	2,240	2,268,393
Series 2018-4, Class D, 4.09%, 01/15/26	968	983,534
Series 2019-2, Class C, 3.42%, 06/16/25	4,044	4,074,901
Series 2020-1, Class C, 2.36%, 03/16/26	7,240	7,297,611
Series 2020-2, Class A3, 0.83%, 05/15/24	94	93,913
Series 2020-2, Class B, 1.42%, 03/17/25	2,950	2,957,611
Series 2020-2, Class C, 2.28%, 08/17/26	1,890	1,914,893
Series 2021-1, Class C, 1.02%, 06/15/27	6,240	6,239,292
Drive Auto Receivables Trust 2020-1, Series 2020-1, Class D, 2.70%, 05/17/27	7,600	7,741,264
Drive Auto Receivables Trust 2021-1, Series 2021-1, Class D, 1.45%, 01/16/29	1,890	1,880,404
DT Auto Owner Trust(a)
Series 2019-3A, Class C, 2.74%, 04/15/25	1,935	1,949,031
Series 2020-2A, Class A, 1.14%, 01/16/24	322	322,438
Exeter Automobile Receivables Trust
Series 2020-1A, Class B, 2.26%, 04/15/24(a)	1,189	1,189,333
Series 2020-3A, Class B, 0.79%, 09/16/24	3,901	3,903,137
Series 2020-3A, Class D, 1.73%, 07/15/26	1,730	1,743,397
Series 2021-1A, Class C, 0.74%, 01/15/26	7,930	7,907,115
Exeter Automobile Receivables Trust 2021-3, Series 2021-3A, Class C, 0.96%, 10/15/26	2,950	2,914,720
Ford Credit Auto Owner Trust(a)
Series 2018-1, Class A, 3.19%, 07/15/31	2,870	3,023,616
Series 2019-1, Class A, 3.52%, 07/15/30	450	471,782
JPMorgan Chase Bank NA - CACLN(a)
Series 2021-2, Class B, 0.89%, 12/26/28	4,240	4,217,979
Series 2021-2, Class C, 0.97%, 12/26/28	1,823	1,815,651
Series 2021-3, Class B, 0.76%, 02/26/29	6,860	6,816,907
Marlette Funding Trust, Series 2019-4A, Class A, 2.39%, 12/17/29(a)	135	135,026
OneMain Financial Issuance Trust, Series 2019-2A, Class A, 3.14%, 10/14/36(a)	5,690	5,988,677
Santander Drive Auto Receivables Trust
0.95%, 09/15/27	4,420	4,377,386
Series 2017-3, Class D, 3.20%, 11/15/23	2,081	2,082,765

Security	Par (000)	Value

Asset-Backed Securities (continued)
Santander Drive Auto Receivables Trust (continued)
Series 2018-5, Class D, 4.19%, 12/16/24	$3,238	$3,273,840
Series 2020-2, Class B, 0.96%, 11/15/24	1,436	1,437,610
Series 2020-2, Class C, 1.46%, 09/15/25	3,030	3,044,160
Series 2020-2, Class D, 2.22%, 09/15/26	8,000	8,116,549
Series 2020-4, Class C, 1.01%, 01/15/26	5,750	5,757,669
Series 2021-1, Class C, 0.75%, 02/17/26	4,730	4,725,209
Santander Drive Auto Receivables Trust 2021-4,
Series 2021-4, Class C, 1.26%, 02/16/27	5,030	4,999,340
Santander Revolving Auto Loan Trust, Series 2019-A, Class A, 2.51%, 01/26/32(a)	4,790	4,951,616
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 05/25/33(a)	5,680	5,664,542
Upstart Securitization Trust(a)
Series 2020-1, Class A, 2.32%, 04/22/30	847	848,569
Series 2021-1, Class A, 0.87%, 03/20/31	1,749	1,743,466
Series 2021-3, Class A, 0.83%, 07/20/31	4,290	4,273,951
Upstart Securitization Trust 2021-4, Series 2021-4, Class A, 0.84%, 09/20/31(a)	6,625	6,560,008
Upstart Securitization Trust 2021-5, Series 2021-5, Class A, 1.31%, 11/20/31(a)	2,270	2,261,700
Westlake Automobile Receivables Trust(a)
Series 2018-3A, Class D, 4.00%, 10/16/23	623	627,343
Series 2020-2A, Class B, 1.32%, 07/15/25	1,310	1,314,477
Series 2020-2A, Class C, 2.01%, 07/15/25	5,920	5,984,968
Series 2020-3A, Class B, 0.78%, 11/17/25	3,480	3,476,464
Series 2020-3A, Class C, 1.24%, 11/17/25	4,250	4,257,947

Total Asset-Backed Securities — 12.3% (Cost: $183,339,122)		183,736,278

	Shares

Common Stocks

Diversified Financial Services — 0.0%
HoldCo 2 NPV(c)	1,807,150	1

Total Common Stocks — 0.0% (Cost: $ — )		1

	Par (000)

Corporate Bonds

Advertising Agencies — 0.0%
Interpublic Group of Cos., Inc., 3.38%, 03/01/41	$610	628,043

Aerospace & Defense — 0.7%
3M Co., 2.65%, 04/15/25	1,710	1,784,804
Boeing Co.
4.51%, 05/01/23	1,475	1,540,585
4.88%, 05/01/25	1,080	1,181,596
5.15%, 05/01/30	795	926,255
General Dynamics Corp.
3.25%, 04/01/25	1,130	1,194,389
1.15%, 06/01/26	1,495	1,481,164
2.25%, 06/01/31	1,350	1,372,900

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
Lockheed Martin Corp.
1.85%, 06/15/30(d)	$195	$191,508
2.80%, 06/15/50	60	59,802
Trane Technologies Luxembourg Finance SA, 4.50%, 03/21/49	125	154,650

		9,887,653

Airlines — 0.1%
Delta Air Lines, Inc., 7.38%, 01/15/26	900	1,059,567
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(a)	720	794,941

		1,854,508

Auto Components — 0.1%
Aptiv PLC, 3.10%, 12/01/51	940	895,381

Automobiles — 1.3%
American Honda Finance Corp., 1.20%, 07/08/25	900	896,473
AutoNation, Inc.
1.95%, 08/01/28	655	640,466
4.75%, 06/01/30	60	68,538
Ford Motor Co., 5.29%, 12/08/46(d)	1,200	1,410,300
Ford Motor Credit Co. LLC, 5.58%, 03/18/24	1,200	1,293,000
General Motors Co., 6.75%, 04/01/46	306	437,240
General Motors Financial Co., Inc.
3.45%, 04/10/22	1,780	1,785,444
3.55%, 07/08/22	3,345	3,393,584
3.25%, 01/05/23	1,200	1,225,959
3.70%, 05/09/23	2,850	2,934,966
4.15%, 06/19/23	1,155	1,201,241
2.90%, 02/26/25	1,335	1,380,247
2.40%, 10/15/28	600	598,328
Genuine Parts Co., 1.88%, 11/01/30	1,530	1,435,757

		18,701,543

Banks — 1.9%
Canadian Imperial Bank of Commerce
0.45%, 06/22/23	2,650	2,632,609
2.25%, 01/28/25	1,960	2,002,330
Credit Suisse AG, New York, 1.00%, 05/05/23	285	285,746
Fifth Third Bancorp, 2.38%, 01/28/25	850	872,616
First Republic Bank, (SOFR + 0.62%), 1.91%, 02/12/24(b)	2,500	2,526,731
ING Groep NV
3.15%, 03/29/22	415	417,713
4.10%, 10/02/23	2,290	2,410,466
Santander Holdings USA, Inc., 3.45%, 06/02/25	510	535,062
Santander UK Group Holdings PLC,
(3 mo. LIBOR US + 1.40%), 3.82%, 11/03/28(b)(d)	3,800	4,078,568
SVB Financial Group, 1.80%, 02/02/31	2,420	2,292,701
Truist Financial Corp., 1.20%, 08/05/25	4,850	4,810,099
Wells Fargo & Co.
3.75%, 01/24/24	1,540	1,616,936
3.30%, 09/09/24	1,590	1,672,178
3.00%, 02/19/25	800	835,203
(SOFR + 4.50%), 5.01%, 04/04/51(b)	750	1,024,150
Westpac Banking Corp., 2.96%, 11/16/40(d)	120	117,695

		28,130,803

Beverages — 0.2%
Ball Corp., 2.88%, 08/15/30	320	310,400
Constellation Brands, Inc., 3.75%, 05/01/50(d)	250	273,061

Security	Par (000)	Value

Beverages (continued)
Diageo Capital PLC
2.00%, 04/29/30	$1,255	$1,241,742
2.13%, 04/29/32	750	743,893
PepsiCo, Inc. 2.85%, 02/24/26	800	842,779
3.45%, 10/06/46	7	7,885

		3,419,760

Biotechnology — 0.2%
Amgen, Inc. 3.63%, 05/22/24(d)	800	842,555
3.13%, 05/01/25	800	843,293
2.60%, 08/19/26	800	833,965
Gilead Sciences, Inc., 3.50%, 02/01/25	400	422,855

		2,942,668

Building Materials — 0.8%
Boise Cascade Co., 4.88%, 07/01/30(a)	1,250	1,318,750
Carrier Global Corp. 2.24%, 02/15/25	360	368,633
3.38%, 04/05/40	3,220	3,364,312
Eagle Materials, Inc., 2.50%, 07/01/31	3,310	3,266,463
Martin Marietta Materials, Inc.(d) 2.40%, 07/15/31	2,165	2,155,103
3.20%, 07/15/51	770	778,930
Masco Corp., 2.00%, 10/01/30	160	153,598

		11,405,789

Building Products — 0.2%
Allegion PLC, 3.50%, 10/01/29	330	350,722
Home Depot, Inc. 5.40%, 09/15/40	200	273,488
3.13%, 12/15/49	840	885,258
Lowe’s Cos., Inc. 4.00%, 04/15/25	420	454,195
3.50%, 04/01/51	635	685,098

		2,648,761

Capital Markets — 1.6%
Ameriprise Financial, Inc., 3.00%, 04/02/25	930	970,827
Ares Capital Corp. 4.20%, 06/10/24	4,815	5,080,806
3.25%, 07/15/25	3,070	3,170,626
3.88%, 01/15/26	558	588,073
2.15%, 07/15/26	1,542	1,520,963
2.88%, 06/15/28	1,240	1,234,498
Barings BDC, Inc., 3.30%, 11/23/26(a)	750	741,774
Brookfield Finance, Inc. 4.70%, 09/20/47	5	6,140
3.50%, 03/30/51	260	272,463
FS KKR Capital Corp. 4.63%, 07/15/24	950	999,888
4.13%, 02/01/25	680	711,075
3.40%, 01/15/26	1,565	1,589,241
2.63%, 01/15/27	2,810	2,773,111
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32	100	100,539
Goldman Sachs BDC, Inc., 2.88%, 01/15/26	1,795	1,838,472
Golub Capital BDC, Inc., 2.50%, 08/24/26	840	825,531
Nomura Holdings, Inc., 2.65%, 01/16/25	1,100	1,131,214

		23,555,241

24	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals — 1.1%
Air Products and Chemicals, Inc., 2.70%, 05/15/40	$187	$188,574
Emerson Electric Co.
2.00%, 12/21/28	1,710	1,709,798
2.20%, 12/21/31	995	990,384
International Flavors & Fragrances, Inc., 3.20%, 05/01/23	1,590	1,630,076
Methanex Corp., 5.25%, 12/15/29(d)	725	764,527
RPM International, Inc., 3.75%, 03/15/27	105	114,300
Sherwin-Williams Co.
3.13%, 06/01/24	265	276,608
3.30%, 02/01/25	800	835,330
3.95%, 01/15/26	400	435,275
3.45%, 06/01/27	4,710	5,095,629
2.95%, 08/15/29	1,330	1,399,158
4.50%, 06/01/47	770	959,579
3.80%, 08/15/49	710	798,725
3.30%, 05/15/50	520	547,664

		15,745,627

Commercial Services & Supplies — 0.1%
AMN Healthcare, Inc., 4.63%, 10/01/27(a)	130	134,745
ASGN, Inc., 4.63%, 05/15/28(a)	1,800	1,863,540
Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, 08/31/27(a)	205	197,905
Rockefeller Foundation, Series 2020, 2.49%, 10/01/50	72	70,805

		2,266,995

Communications Equipment — 0.1%
Motorola Solutions, Inc. 4.60%, 02/23/28	939	1,060,158
2.30%, 11/15/30	323	312,047

		1,372,205

Construction & Engineering — 0.0%
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28(a)	200	206,000

Construction Materials — 0.2%
Allegion US Holding Co., Inc., 3.55%, 10/01/27	125	132,540
Williams Scotsman International, Inc., 4.63%, 08/15/28(a)	2,450	2,529,625

		2,662,165

Consumer Discretionary — 0.5%
Quanta Services, Inc.
0.95%, 10/01/24	2,110	2,087,104
2.90%, 10/01/30	2,290	2,328,786
2.35%, 01/15/32	1,845	1,791,354
3.05%, 10/01/41	985	952,293
Royal Caribbean Cruises Ltd., 11.50%, 06/01/25(a)	805	901,600

		8,061,137

Consumer Finance — 0.9%
Block Financial LLC
2.50%, 07/15/28	2,850	2,853,150
3.88%, 08/15/30(d)	100	106,991
Equifax, Inc.
2.60%, 12/15/25	275	284,580
3.10%, 05/15/30	530	554,740
2.35%, 09/15/31	260	256,476
Mastercard, Inc.
3.65%, 06/01/49(d)	840	972,115
3.85%, 03/26/50	700	841,268

Security	Par (000)	Value

Consumer Finance (continued)
Mastercard, Inc. (continued)
2.95%, 03/15/51	$1,590	$1,645,099
PayPal Holdings, Inc.
2.85%, 10/01/29	1,520	1,599,697
3.25%, 06/01/50(d)	320	342,750
S&P Global, Inc.
2.95%, 01/22/27	685	723,240
2.30%, 08/15/60	2,202	1,903,790
Visa, Inc., 3.65%, 09/15/47	1,065	1,239,381

		13,323,277

Containers & Packaging — 0.2%
Avery Dennison Corp., 2.25%, 02/15/32	2,350	2,282,215
Clearwater Paper Corp., 4.75%, 08/15/28(a)(d)	150	152,625
Packaging Corp. of America, 3.05%, 10/01/51	285	283,605

		2,718,445

Diversified Financial Services — 9.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.50%, 09/15/23	1,015	1,064,656
1.15%, 10/29/23	310	308,658
1.65%, 10/29/24	565	563,975
2.45%, 10/29/26	220	221,804
3.00%, 10/29/28	210	212,968
3.30%, 01/30/32	185	188,473
3.85%, 10/29/41	150	156,246
Air Lease Corp., 3.38%, 07/01/25	700	730,394
Aircastle Ltd., 4.25%, 06/15/26	1,985	2,126,215
Ally Financial, Inc.
3.05%, 06/05/23	290	297,326
1.45%, 10/02/23	565	567,593
Banco Santander SA
3.50%, 04/11/22	200	201,524
2.75%, 05/28/25	1,600	1,653,744
2.75%, 12/03/30	400	391,425
(1 year CMT + 0.45%), 0.70%, 06/30/24(b)	2,200	2,188,270
(1 year CMT + 0.90%), 1.72%, 09/14/27(b)	400	392,721
Bank of America Corp.(b)
(3 mo. LIBOR US + 0.94%), 3.86%, 07/23/24	2,565	2,672,367
(3 mo. LIBOR US + 1.21%), 3.97%, 02/07/30	175	192,769
(3 mo. LIBOR US + 1.32%), 4.08%, 04/23/40	70	80,419
(3 mo. LIBOR US + 1.81%), 4.24%, 04/24/38	2,550	2,992,010
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51	1,361	1,637,047
(SOFR + 0.41%), 0.52%, 06/14/24	730	725,156
(SOFR + 0.91%), 0.98%, 09/25/25	950	938,464
(SOFR + 0.96%), 1.73%, 07/22/27	7,050	6,998,657
(SOFR + 1.15%), 1.32%, 06/19/26	2,030	2,008,440
(SOFR + 1.32%), 2.69%, 04/22/32	5,910	5,997,624
(SOFR + 1.65%), 3.48%, 03/13/52	595	656,556
(SOFR + 1.93%), 2.68%, 06/19/41	1,015	977,007
Bank of Nova Scotia
0.65%, 07/31/24	1,235	1,219,503
1.05%, 03/02/26	1,000	974,653
Barclays PLC,
(1 year CMT + 1.70%), 3.81%, 03/10/42(b)	233	248,401
Citigroup, Inc.
4.75%, 05/18/46	1,080	1,328,017
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(b)	2,805	2,928,837
(SOFR + 0.69%), 0.78%, 10/30/24(b)	8,880	8,827,086
(SOFR + 0.77%), 1.46%, 06/09/27(b)	3,035	2,983,226
(SOFR + 1.67%), 1.68%, 05/15/24(b)	800	808,871

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Citigroup, Inc. (continued)
(SOFR + 2.84%), 3.11%, 04/08/26(b)	$1,630	$1,708,773
Credit Suisse Group AG, 3.80%, 06/09/23	300	310,815
Deutsche Bank AG, 0.96%, 11/08/23	445	444,208
GE Capital International Funding Co., 4.42%, 11/15/35	438	522,692
Goldman Sachs Group, Inc.
3.75%, 05/22/25	500	533,604
3.75%, 02/25/26	1,900	2,046,126
3.50%, 11/16/26	365	388,980
3.85%, 01/26/27	1,090	1,171,501
2.60%, 02/07/30	6,060	6,161,479
3.80%, 03/15/30	2,010	2,212,641
6.75%, 10/01/37	500	708,949
5.15%, 05/22/45	503	654,135
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(b)	550	610,955
(3 mo. LIBOR US + 1.37%), 4.02%, 10/31/38(b)	500	571,865
(3 mo. LIBOR US + 1.43%), 4.41%, 04/23/39(b)	2,120	2,532,443
(SOFR + 0.61%), 0.86%, 02/12/26(b)	135	132,355
(SOFR + 1.09%), 1.99%, 01/27/32(b)	1,600	1,534,043
(SOFR + 1.28%), 2.62%, 04/22/32(b)	1,520	1,530,916
(SOFR + 1.47%), 2.91%, 07/21/42(b)	715	710,855
HSBC Holdings PLC, (SOFR + 0.71%), 0.98%, 05/24/25(b)	1,980	1,956,060
Intercontinental Exchange, Inc.
0.70%, 06/15/23	2,620	2,613,880
4.25%, 09/21/48	160	195,563
JPMorgan Chase & Co.
3.38%, 05/01/23	2,900	2,989,750
3.13%, 01/23/25(d)	800	840,022
3.30%, 04/01/26	600	639,884
4.95%, 06/01/45	340	442,448
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(b)	600	623,739
(3 mo. LIBOR US + 1.38%), 3.96%, 11/15/48(b)	6,855	8,039,762
(3 mo. LIBOR US + 1.46%), 4.03%, 07/24/48(b)	660	779,087
(SOFR + 0.61%), 1.56%, 12/10/25(b)	1,600	1,601,706
(SOFR + 0.89%), 1.58%, 04/22/27(b)	816	806,382
(SOFR + 1.25%), 2.58%, 04/22/32(b)	215	217,763
(SOFR + 1.51%), 2.74%, 10/15/30(b)(d)	610	626,765
Kimberly-Clark Corp., 2.88%, 02/07/50(d)	160	164,016
Lloyds Banking Group PLC, (1 year CMT + 0.55%), 0.70%, 05/11/24(b)	1,590	1,583,692
Mitsubishi UFJ Financial Group, Inc.(b)
(1 year CMT + 0.55%), 0.95%, 07/19/25	1,820	1,797,673
(1 year CMT + 0.95%), 2.31%, 07/20/32	425	419,045
(1 year CMT + 0.97%), 2.49%, 10/13/32	1,015	1,016,254
Mizuho Financial Group, Inc., (SOFR + 1.25%), 1.24%, 07/10/24(b)	2,845	2,851,889
Morgan Stanley
3.88%, 01/27/26	200	216,266
6.38%, 07/24/42	460	696,880
4.30%, 01/27/45	1,380	1,696,880
(3 mo. LIBOR US + 1.46%), 3.97%, 07/22/38(b)	1,840	2,096,989
(SOFR + 0.86%), 1.51%, 07/20/27(b)	1,510	1,486,201
(SOFR + 0.88%), 1.59%, 05/04/27(b)	2,110	2,089,200
(SOFR + 1.03%), 1.79%, 02/13/32(b)	2,055	1,945,150
(SOFR + 1.36%), 2.48%, 09/16/36(b)	1,510	1,454,054
(SOFR + 1.43%), 2.80%, 01/25/52(b)	1,060	1,040,072
(SOFR + 1.99%), 2.19%, 04/28/26(b)	2,400	2,447,081
(SOFR + 4.84%), 5.60%, 03/24/51(b)(d)	2,020	3,017,336

Security	Par (000)	Value

Diversified Financial Services (continued)
Morgan Stanley (continued)
Series I, (SOFR + 0.75%), 0.86%, 10/21/25(b)	$3,410	$3,361,497
Nasdaq, Inc.
3.85%, 06/30/26	32	34,890
3.25%, 04/28/50	195	198,264
Natwest Group PLC, (1 year CMT + 2.15%), 2.36%, 05/22/24(b)	290	294,630
ORIX Corp., 2.90%, 07/18/22	405	409,668
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/25	1,325	1,357,667
1.47%, 07/08/25	1,049	1,043,506

		136,040,048

Diversified Telecommunication Services — 1.3%
AT&T, Inc.
4.45%, 04/01/24(d)	1,202	1,282,988
1.70%, 03/25/26	3,620	3,601,302
4.85%, 03/01/39	1,185	1,416,401
3.10%, 02/01/43	1,145	1,113,101
4.80%, 06/15/44	195	232,985
3.30%, 02/01/52	305	298,683
3.80%, 12/01/57	238	247,773
3.50%, 02/01/61	75	73,748
Deutsche Telekom International Finance BV, 8.75%, 06/15/30(d)	1,577	2,292,111
Switch Ltd., 3.75%, 09/15/28(a)	865	871,487
Verizon Communications, Inc.
1.68%, 10/30/30	2,347	2,229,958
2.36%, 03/15/32(a)	1,086	1,070,055
4.50%, 08/10/33	2,600	3,056,694
4.13%, 08/15/46	430	498,674
4.86%, 08/21/46	875	1,126,152
2.88%, 11/20/50	170	161,311
3.55%, 03/22/51	285	306,906
3.00%, 11/20/60	280	264,586

		20,144,915

Education — 0.1%
Ford Foundation (The) Series 2020, 2.42%, 06/01/50(d)	5	4,724
Series 2020, 2.82%, 06/01/70	30	30,927
Georgetown University, Series 20A, 2.94%, 04/01/50(d)	27	27,141
Northwestern University, Series 2020, 2.64%, 12/01/50	266	271,155
President and Fellows of Harvard College, 2.52%, 10/15/50	54	54,141
University of Chicago (The) Series 20B, 2.76%, 04/01/45	148	149,850
Series C, 2.55%, 04/01/50	157	153,181
University of Southern California, 2.95%, 10/01/51	190	196,876
Yale University, Series 2020, 2.40%, 04/15/50	272	267,504

		1,155,499

Electric Utilities — 3.1%
AEP Texas, Inc., Series I, 2.10%, 07/01/30	2,180	2,097,016
AEP Transmission Co. LLC, 3.15%, 09/15/49	30	30,542
Alabama Power Co.
3.45%, 10/01/49	370	392,037
3.00%, 03/15/52	160	159,594
Ameren Corp., 2.50%, 09/15/24	65	66,741

26	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Ameren Illinois Co., 3.25%, 03/15/50	$130	$138,188
Appalachian Power Co., Series X, 3.30%, 06/01/27(d)	1,190	1,269,403
Arizona Public Service Co.
3.15%, 05/15/25(d)	400	416,154
2.95%, 09/15/27(d)	800	837,197
3.50%, 12/01/49	240	249,426
Atlantic City Electric Co., 2.30%, 03/15/31	570	572,444
Avangrid, Inc., 3.80%, 06/01/29	600	652,334
Baltimore Gas & Electric Co.
4.25%, 09/15/48	225	273,926
2.90%, 06/15/50(d)	170	168,903
Berkshire Hathaway Energy Co., 4.45%, 01/15/49	500	617,542
Black Hills Corp., 1.04%, 08/23/24(d)	200	197,501
CenterPoint Energy, Inc., 4.25%, 11/01/28	730	811,055
Commonwealth Edison Co.
3.70%, 08/15/28	1,200	1,316,476
2.20%, 03/01/30	500	499,993
4.00%, 03/01/49	90	106,791
3.13%, 03/15/51	70	72,569
Consolidated Edison Co. of New York, Inc.
Series 06-A, 5.85%, 03/15/36	1,000	1,317,596
Series A, 4.13%, 05/15/49	50	57,234
Series B, 3.13%, 11/15/27	800	841,404
Consumers Energy Co., 2.65%, 08/15/52(d)	125	121,589
Dominion Energy, Inc., 3.90%, 10/01/25(d)	500	539,260
DTE Electric Co., 3.65%, 03/15/24	1,090	1,141,234
Duke Energy Corp.
2.65%, 09/01/26	300	310,591
4.20%, 06/15/49	700	800,454
Duke Energy Florida LLC
3.80%, 07/15/28	1,365	1,504,035
1.75%, 06/15/30	780	748,507
Duke Energy Ohio, Inc.
2.13%, 06/01/30(d)	350	344,323
4.30%, 02/01/49	100	119,995
Entergy Corp., 0.90%, 09/15/25	285	276,032
Entergy Texas, Inc., 3.55%, 09/30/49(d)	520	548,489
Evergy Kansas Central, Inc.
2.55%, 07/01/26	800	829,245
3.45%, 04/15/50	130	139,337
Evergy Metro, Inc., 3.65%, 08/15/25	300	319,411
Evergy, Inc., 2.90%, 09/15/29	50	51,178
Eversource Energy, Series M, 3.30%, 01/15/28	1,000	1,065,434
Florida Power & Light Co.
4.05%, 10/01/44	500	592,355
3.15%, 10/01/49(d)	40	42,466
Georgia Power Co.
3.25%, 04/01/26	800	844,545
3.25%, 03/15/51	210	210,620
Interstate Power and Light Co., 2.30%, 06/01/30	530	526,980
Kentucky Utilities Co., 3.30%, 06/01/50	60	62,902
MidAmerican Energy Co.
3.10%, 05/01/27	800	849,302
3.15%, 04/15/50	60	62,800
2.70%, 08/01/52	105	101,925
National Rural Utilities Cooperative Finance Corp., 3.70%, 03/15/29	680	748,245
Nevada Power Co., Series DD, 2.40%, 05/01/30	440	442,140
NextEra Energy Capital Holdings, Inc.
3.55%, 05/01/27	245	265,408

Security	Par (000)	Value

Electric Utilities (continued)
NextEra Energy Capital Holdings, Inc. (continued) 2.25%, 06/01/30(d)	$1,070	$1,063,564
NextEra Energy Operating Partners LP, 4.50%, 09/15/27(a)	1,300	1,404,000
Northern States Power Co., 2.60%, 06/01/51	305	290,960
NSTAR Electric Co., 3.10%, 06/01/51	110	115,324
Oglethorpe Power Corp., 5.05%, 10/01/48	130	164,032
Oncor Electric Delivery Co. LLC, 3.80%, 06/01/49	320	369,967
Pacific Gas and Electric Co.
1.75%, 06/16/22	500	500,002
2.10%, 08/01/27	65	62,754
3.00%, 06/15/28(d)	100	100,726
4.50%, 07/01/40	190	197,866
3.30%, 08/01/40	90	83,431
4.95%, 07/01/50	400	435,623
3.50%, 08/01/50	340	314,963
PacifiCorp., 4.13%, 01/15/49	280	322,573
PECO Energy Co.
2.80%, 06/15/50	355	347,233
3.05%, 03/15/51	70	71,393
PPL Electric Utilities Corp.
2.50%, 09/01/22(d)	400	403,171
3.00%, 10/01/49	275	281,383
Public Service Co. of Colorado
3.70%, 06/15/28	1,300	1,426,060
4.05%, 09/15/49	20	23,709
Public Service Electric & Gas Co.
2.25%, 09/15/26	400	410,948
3.00%, 05/15/27(d)	500	528,748
3.70%, 05/01/28	800	882,213
2.05%, 08/01/50	105	88,741
Puget Sound Energy, Inc., 3.25%, 09/15/49	390	411,294
San Diego Gas & Electric Co.
2.50%, 05/15/26	400	413,581
2.95%, 08/15/51	475	478,022
Southern California Edison Co.
3.65%, 02/01/50	100	105,814
Series B, 4.88%, 03/01/49(d)	260	317,401
Series C, 4.13%, 03/01/48	370	415,044
Southern Co., 3.25%, 07/01/26	1,900	2,009,976
Tampa Electric Co., 3.45%, 03/15/51	35	38,215
Tucson Electric Power Co., 1.50%, 08/01/30	190	177,472
Union Electric Co., 4.00%, 04/01/48	230	271,922
Virginia Electric & Power Co.
3.30%, 12/01/49(d)	610	648,100
Series A, 3.80%, 04/01/28	1,750	1,915,302
Wisconsin Electric Power Co., 3.10%, 06/01/25(d)	800	839,274
Wisconsin Power & Light Co., 3.05%, 10/15/27	390	409,444
Wisconsin Public Service Corp., 3.30%, 09/01/49	85	90,437
Xcel Energy, Inc.
4.00%, 06/15/28	900	991,721
3.50%, 12/01/49	50	53,163

		46,246,434

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp., 2.05%, 03/01/25	300	305,638
Arrow Electronics, Inc., 2.95%, 02/15/32	905	913,905
CDW LLC/CDW Finance Corp., 3.57%, 12/01/31	1,725	1,794,664
Keysight Technologies, Inc., 4.60%, 04/06/27	1,225	1,378,755

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
Rockwell Automation, Inc., 2.80%, 08/15/61	$60	$58,701
Xerox Holdings Corp., 5.50%, 08/15/28(a)(d)	700	737,625

		5,189,288

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC/Baker Hughes Co- Obligor, Inc., 4.08%, 12/15/47	750	852,291

Environmental, Maintenance & Security Service — 0.1%
Waste Connections, Inc., 2.60%, 02/01/30	305	311,194
Waste Management, Inc., 2.40%, 05/15/23	1,000	1,018,700

		1,329,894

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Homes 4 Rent LP, 3.38%, 07/15/51	105	105,407
American Tower Corp.
3.38%, 10/15/26	110	116,877
3.70%, 10/15/49	190	202,491
Brixmor Operating Partnership LP, 4.05%, 07/01/30	130	141,854
Camden Property Trust, 2.80%, 05/15/30	240	249,588
Crown Castle International Corp., 3.70%, 06/15/26	1,000	1,071,700
CubeSmart LP, 2.50%, 02/15/32	1,630	1,622,781
Equinix, Inc., 2.63%, 11/18/24	900	927,332
Essex Portfolio LP, 1.70%, 03/01/28	1,255	1,221,971
Extra Space Storage LP, 2.35%, 03/15/32	820	797,111
Federal Realty Investment Trust, 3.50%, 06/01/30	210	223,819
Iron Mountain, Inc., 4.50%, 02/15/31(a)	350	353,742
Life Storage LP, 2.20%, 10/15/30(d)	735	721,904
Mid-America Apartments LP, 1.10%, 09/15/26	70	67,661
Office Properties Income Trust, 3.45%, 10/15/31	2,106	2,040,582
Public Storage
3.09%, 09/15/27	1,250	1,342,210
1.85%, 05/01/28	2,945	2,938,909
1.95%, 11/09/28	1,775	1,768,775
3.39%, 05/01/29	1,640	1,786,488
2.25%, 11/09/31	895	899,505
Service Properties Trust, 4.65%, 03/15/24	800	790,004
Simon Property Group LP, 3.50%, 09/01/25	1,065	1,134,992
Weyerhaeuser Co., 4.00%, 04/15/30	250	278,799

		20,804,502

Food & Staples Retailing — 0.4%
Costco Wholesale Corp., 1.75%, 04/20/32	3,135	3,045,846
General Mills, Inc., 2.88%, 04/15/30(d)	840	876,641
Kellogg Co., 2.65%, 12/01/23	918	946,022
Kraft Heinz Foods Co., 4.88%, 10/01/49(d)	925	1,161,747
Walmart, Inc., 2.65%, 09/22/51(d)	540	552,120

		6,582,376

Food Products — 0.0%
Hershey Co., 2.65%, 06/01/50	105	105,431

Health Care Equipment & Supplies — 0.6%
Baxter International, Inc., 2.60%, 08/15/26	1,702	1,763,760
DH Europe Finance II Sarl, 3.40%, 11/15/49	375	401,838
PerkinElmer, Inc.
0.85%, 09/15/24	1,625	1,601,878
1.90%, 09/15/28	3,220	3,143,583
2.25%, 09/15/31	1,155	1,123,068
Thermo Fisher Scientific, Inc., 4.10%, 08/15/47(d)	1,095	1,350,655

		9,384,782

Security	Par (000)	Value

Health Care Providers & Services — 1.3%
Allina Health System, Series 2021, 2.90%, 11/15/51	$230	$231,383
AmerisourceBergen Corp.
3.45%, 12/15/27	1,427	1,533,677
2.70%, 03/15/31	117	118,210
Anthem, Inc., 3.35%, 12/01/24	1,395	1,473,641
Banner Health, Series 2020, 3.18%, 01/01/50	119	125,695
Baylor Scott & White Holdings, 2.84%, 11/15/50	92	92,040
Beth Israel Lahey Health, Inc., 3.08%, 07/01/51	169	166,606
CommonSpirit Health, 3.91%, 10/01/50(d)	339	377,150
DaVita, Inc., 3.75%, 02/15/31(a)	285	277,684
Hackensack Meridian Health, Inc., Series 2020, 2.88%, 09/01/50	58	58,120
HCA, Inc.
5.50%, 06/15/47	2,949	3,858,889
5.25%, 06/15/49	1,110	1,425,595
3.50%, 07/15/51	1,775	1,809,562
Humana, Inc.,
3.85%, 10/01/24	1,000	1,061,530
Kaiser Foundation Hospitals
2.81%, 06/01/41	57	57,308
3.00%, 06/01/51	161	165,681
McKesson Corp., 0.90%, 12/03/25	1,465	1,419,395
Memorial Sloan-Kettering Cancer Center, Series 2020, 2.96%, 01/01/50	46	46,987
Methodist Hospital, Series 20A, 2.71%, 12/01/50	87	84,114
Molina Healthcare, Inc., 3.88%, 11/15/30(a)(d)	800	830,000
Providence St Joseph Health Obligated Group, 2.70%, 10/01/51	136	131,445
Sutter Health, Series 20A, 3.36%, 08/15/50	54	56,584
UnitedHealth Group, Inc.
3.10%, 03/15/26(d)	150	160,334
2.30%, 05/15/31	845	859,718
4.75%, 07/15/45	800	1,047,258
2.90%, 05/15/50	410	417,645
3.25%, 05/15/51	135	146,047
3.13%, 05/15/60	730	753,730

		18,786,028

Health Care Technology — 0.1%
Laboratory Corp. of America Holdings, 2.70%, 06/01/31(d)	1,695	1,720,718

Hotels, Restaurants & Leisure — 0.3%
Choice Hotels International, Inc., 3.70%, 12/01/29	1,695	1,801,226
GLP Capital LP/GLP Financing II, Inc., 5.38%, 04/15/26	380	423,157
McDonald’s Corp.
1.45%, 09/01/25(d)	375	378,340
3.70%, 01/30/26	1,000	1,075,878
3.50%, 03/01/27	278	300,271
3.80%, 04/01/28	290	318,616
6.30%, 10/15/37	160	224,909
Starbucks Corp., 3.55%, 08/15/29	440	480,565

		5,002,962

Household Durables — 0.3%
NVR, Inc., 3.00%, 05/15/30	4,315	4,483,642

Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy, Inc., 3.63%, 02/15/31(a)	1,250	1,218,750

Insurance — 1.4%
Aflac, Inc., 4.75%, 01/15/49	1,575	2,086,477

28	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Aon PLC, 3.88%, 12/15/25	$3,400	$3,672,755
Athene Holding Ltd.
3.95%, 05/25/51	240	258,912
3.45%, 05/15/52	1,100	1,099,346
Berkshire Hathaway, Inc., 3.13%, 03/15/26	355	379,101
Enstar Group Ltd., 3.10%, 09/01/31	805	789,072
Fairfax Financial Holdings Ltd., 3.38%, 03/03/31	360	370,552
Fidelity National Financial, Inc., 5.50%, 09/01/22	120	123,804
Marsh & McLennan Cos., Inc.
4.75%, 03/15/39	111	138,415
4.20%, 03/01/48	1,715	2,081,549
4.90%, 03/15/49	5,035	6,767,508
MetLife, Inc., 4.05%, 03/01/45	630	748,767
Progressive Corp., 4.13%, 04/15/47	855	1,035,386
Willis North America, Inc., 2.95%, 09/15/29	940	962,272

		20,513,916

Interactive Media & Services — 0.2%
Alphabet, Inc.
2.00%, 08/15/26	800	824,366
2.25%, 08/15/60	335	298,523
Baidu, Inc, 1.72%, 04/09/26	490	482,562
eBay, Inc., 2.70%, 03/11/30	1,010	1,032,352

		2,637,803

Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc.
2.10%, 05/12/31	1,060	1,074,425
2.88%, 05/12/41	490	508,840
3.10%, 05/12/51(d)	620	661,926
3.25%, 05/12/61	510	548,987

		2,794,178

Internet Software & Services — 0.1%
Booking Holdings, Inc., 4.63%, 04/13/30	315	368,146
Expedia Group, Inc., 2.95%, 03/15/31	440	439,375
VeriSign, Inc., 2.70%, 06/15/31	630	633,150

		1,440,671

IT Services — 0.7%
Booz Allen Hamilton, Inc., 3.88%, 09/01/28(a)	140	142,450
Gartner, Inc., 4.50%, 07/01/28(a)	4,100	4,281,978
International Business Machines Corp., 4.25%, 05/15/49	330	400,244
j2 Global, Inc., 4.63%, 10/15/30(a)	1,087	1,114,871
Kyndryl Holdings, Inc.(a)
2.05%, 10/15/26	160	155,788
2.70%, 10/15/28	150	145,168
4.10%, 10/15/41	150	145,214
Verisk Analytics, Inc.
4.00%, 06/15/25	1,400	1,504,197
4.13%, 03/15/29	2,286	2,548,800

		10,438,710

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc., 2.30%, 03/12/31	2,495	2,470,626

Machinery — 0.5%
Caterpillar, Inc., 1.90%, 03/12/31(d)	15	14,952
Deere & Co., 2.75%, 04/15/25	215	224,595
IDEX Corp., 2.63%, 06/15/31	4,209	4,245,442

Security	Par (000)	Value

Machinery (continued)
Otis Worldwide Corp.
3.11%, 02/15/40	$70	$71,802
3.36%, 02/15/50	70	73,768
Terex Corp., 5.00%, 05/15/29(a)(d)	2,500	2,568,750

		7,199,309

Media — 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22	200	202,952
4.91%, 07/23/25	1,350	1,486,496
5.38%, 04/01/38	340	405,731
3.70%, 04/01/51	410	396,383
4.40%, 12/01/61	505	522,426
3.95%, 06/30/62	290	279,380
Comcast Corp.
3.38%, 02/15/25	1,590	1,687,148
2.35%, 01/15/27	400	414,276
4.60%, 10/15/38	450	546,020
3.25%, 11/01/39	255	269,036
2.89%, 11/01/51(a)	578	559,496
2.65%, 08/15/62	1,340	1,189,185
Fox Corp., 4.03%, 01/25/24	340	359,071
TEGNA, Inc.
4.75%, 03/15/26(a)	480	499,200
5.00%, 09/15/29	2,450	2,505,125
Thomson Reuters Corp., 3.35%, 05/15/26	800	848,982
Time Warner Cable LLC, 4.50%, 09/15/42	500	545,106
WMG Acquisition Corp., 3.00%, 02/15/31(a)(d)	1,030	986,225

		13,702,238

Metals & Mining — 0.5%
ArcelorMittal SA, 4.25%, 07/16/29(d)	160	175,189
Freeport-McMoRan, Inc., 5.45%, 03/15/43(d)	400	502,836
Newmont Corp., 2.25%, 10/01/30	695	685,214
Reliance Steel & Aluminum Co., 2.15%, 08/15/30	4,455	4,328,763
Southern Copper Corp.
3.88%, 04/23/25	922	984,696
6.75%, 04/16/40	115	161,129
Vale Overseas Ltd., 6.88%, 11/10/39(d)	257	344,750

		7,182,577

Multi-Utilities — 0.3%
Atmos Energy Corp.
3.00%, 06/15/27(d)	400	423,042
1.50%, 01/15/31	760	713,096
National Fuel Gas Co., 2.95%, 03/01/31	335	336,647
NiSource, Inc.
3.60%, 05/01/30	60	64,669
1.70%, 02/15/31	610	569,500
3.95%, 03/30/48(d)	310	348,179
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/29	500	533,804
Southern California Gas Co.
Series TT, 2.60%, 06/15/26	800	830,621
Series XX, 2.55%, 02/01/30	730	748,524
Southwest Gas Corp.
3.70%, 04/01/28	230	248,012
2.20%, 06/15/30(d)	85	82,413
Washington Gas Light Co., 3.65%, 09/15/49	30	33,531

		4,932,038

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels — 2.5%
Apache Corp., 4.88%, 11/15/27	$825	$899,250
Cenovus Energy, Inc., 5.38%, 07/15/25	636	701,842
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27	2,900	3,272,121
3.70%, 11/15/29	1,636	1,752,411
Cheniere Energy, Inc., 4.63%, 10/15/28(d)	1,250	1,329,650
Chevron Corp.
1.55%, 05/11/25	550	554,663
3.08%, 05/11/50	60	63,694
CNOOC Finance USA LLC, Series 2015, 3.50%, 05/05/25	600	631,613
CNX Resources Corp., 7.25%, 03/14/27(a)	750	795,548
Conoco Funding Co., 7.25%, 10/15/31	513	723,348
ConocoPhillips Co., 6.95%, 04/15/29	652	857,786
Continental Resources, Inc., 4.38%, 01/15/28	1,200	1,297,260
Devon Energy Corp.
7.88%, 09/30/31(d)	290	410,254
5.00%, 06/15/45	435	525,794
Diamondback Energy, Inc., 4.40%, 03/24/51	185	212,049
Enbridge, Inc.
2.50%, 08/01/33	150	147,216
3.40%, 08/01/51	195	197,659
Energy Transfer LP, 5.00%, 05/15/50	450	517,814
Equinor ASA
3.25%, 11/10/24	400	421,283
3.25%, 11/18/49	500	529,581
Exxon Mobil Corp.
2.99%, 03/19/25	2,170	2,280,494
3.45%, 04/15/51(d)	835	904,529
Kinder Morgan, Inc., 3.60%, 02/15/51	505	507,863
MPLX LP
4.88%, 12/01/24	209	226,848
4.50%, 04/15/38	125	139,981
5.20%, 03/01/47	70	85,698
4.70%, 04/15/48	805	928,752
5.50%, 02/15/49	685	874,744
4.90%, 04/15/58	340	391,253
Occidental Petroleum Corp.
8.50%, 07/15/27	630	785,925
8.88%, 07/15/30	975	1,314,943
ONEOK Partners LP
3.38%, 10/01/22	1,000	1,011,945
4.90%, 03/15/25	2,000	2,178,109
6.13%, 02/01/41	75	94,490
ONEOK, Inc.
2.75%, 09/01/24	1,475	1,515,719
6.35%, 01/15/31(d)	1,140	1,431,100
7.15%, 01/15/51	80	115,313
Pioneer Natural Resources Co., 2.15%, 01/15/31	150	144,724
Rockies Express Pipeline LLC, 4.95%, 07/15/29(a)	750	798,585
Southwestern Energy Co. 8.38%, 09/15/28	140	156,275
4.75%, 02/01/32	465	489,694
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 03/01/30	1,100	1,201,750
TransCanada PipeLines Ltd., 3.75%, 10/16/23	800	832,566
Transcontinental Gas Pipe Line Co. LLC, 3.95%, 05/15/50	95	106,417

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Western Midstream Operating LP, 5.30%, 02/01/30(d)	$1,150	$1,263,896
Williams Cos., Inc.
5.10%, 09/15/45	601	738,611
3.50%, 10/15/51	1,215	1,227,445

		37,588,505

Personal Products — 0.1%
Procter & Gamble Co., 1.20%, 10/29/30	810	766,046
Unilever Capital Corp., 2.00%, 07/28/26(d)	800	817,958

		1,584,004

Pharmaceuticals — 1.1%
AbbVie, Inc.
2.60%, 11/21/24(d)	3,520	3,652,467
4.05%, 11/21/39	50	57,366
AstraZeneca PLC, 3.13%, 06/12/27	990	1,061,030
Bristol-Myers Squibb Co., 3.45%, 11/15/27	557	607,857
Cigna Corp., 3.75%, 07/15/23	444	461,720
CVS Health Corp., 3.00%, 08/15/26	75	79,194
Eli Lilly & Co., 2.75%, 06/01/25(d)	378	394,166
Johnson & Johnson, 3.70%, 03/01/46	529	621,436
Merck & Co., Inc.
2.75%, 02/10/25	800	837,872
0.75%, 02/24/26(d)	5,085	4,984,621
4.00%, 03/07/49	330	400,044
Novartis Capital Corp., 2.75%, 08/14/50	561	566,584
Pfizer, Inc., 7.20%, 03/15/39	80	129,097
Viatris, Inc., 1.65%, 06/22/25	180	179,318
Zoetis, Inc.
3.00%, 09/12/27	1,800	1,897,328
3.90%, 08/20/28	5	5,548
3.00%, 05/15/50(d)	1,130	1,174,797

		17,110,445

Producer Durables: Miscellaneous — 0.6%
Oracle Corp.
2.50%, 04/01/25	4,025	4,119,313
2.95%, 05/15/25	800	830,680
2.88%, 03/25/31	3,400	3,421,657
salesforce.com, Inc.
1.50%, 07/15/28(d)	125	123,471
2.70%, 07/15/41	75	74,904
2.90%, 07/15/51	50	50,886
3.05%, 07/15/61	25	25,712
Salesforce.com., Inc., 1.95%, 07/15/31	80	79,251

		8,725,874

Real Estate Management & Development — 0.0%
CBRE Services, Inc., 4.88%, 03/01/26	670	748,821

Road & Rail — 0.3%
Burlington Northern Santa Fe LLC
3.00%, 04/01/25	800	840,179
3.05%, 02/15/51	990	1,024,385
CSX Corp., 2.60%, 11/01/26(d)	800	833,834
Union Pacific Corp.
2.75%, 04/15/23	1,590	1,619,561
3.25%, 08/15/25(d)	400	424,504

		4,742,463

30	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment — 1.1%
Analog Devices, Inc.
2.95%, 04/01/25	$225	$236,275
1.70%, 10/01/28	385	383,808
2.80%, 10/01/41	240	242,745
2.95%, 10/01/51	180	184,847
Broadcom, Inc.
3.15%, 11/15/25	198	207,295
3.50%, 02/15/41(a)	130	133,382
3.75%, 02/15/51(a)(d)	2,035	2,127,599
Flex Ltd., 3.75%, 02/01/26	230	245,065
Intel Corp., 3.40%, 03/25/25	4,490	4,772,651
Jabil, Inc., 1.70%, 04/15/26	1,055	1,052,116
Micron Technology, Inc.
4.19%, 02/15/27	280	306,631
4.66%, 02/15/30	640	737,587
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(a)(d)	190	196,151
ON Semiconductor Corp., 3.88%, 09/01/28(a)	1,500	1,537,500
Qorvo, Inc., 1.75%, 12/15/24(a)	1,430	1,430,920
Sensata Technologies, Inc., 4.38%, 02/15/30(a)(d)	800	840,000
Texas Instruments, Inc.
1.75%, 05/04/30	730	715,863
2.70%, 09/15/51	870	870,017

		16,220,452

Software — 0.8%
Activision Blizzard, Inc., 2.50%, 09/15/50	125	109,473
Electronic Arts, Inc., 2.95%, 02/15/51	250	235,562
Intuit, Inc.
0.95%, 07/15/25	405	399,174
1.35%, 07/15/27	1,410	1,378,927
1.65%, 07/15/30	1,415	1,364,672
Oracle Corp., 3.95%, 03/25/51	1,100	1,141,918
Roper Technologies, Inc.
3.65%, 09/15/23	800	832,770
3.80%, 12/15/26	1,000	1,095,447
ServiceNow, Inc., 1.40%, 09/01/30	5,492	5,111,981
VMware, Inc., 2.95%, 08/21/22	160	161,880

		11,831,804

Specialty Retail — 0.1%
QVC, Inc., 4.38%, 09/01/28	1,700	1,687,250

Technology Hardware, Storage & Peripherals — 1.5%
Adobe, Inc.
1.90%, 02/01/25	745	762,796
2.15%, 02/01/27	2,090	2,149,880
Apple, Inc.
3.00%, 06/20/27	925	991,014
1.40%, 08/05/28	850	832,364
2.70%, 08/05/51	890	880,400
2.85%, 08/05/61	450	450,886
Dell International LLC/EMC Corp.
5.85%, 07/15/25	230	260,693
8.10%, 07/15/36	127	193,243
8.35%, 07/15/46	655	1,088,943
Hewlett Packard Enterprise Co., 4.45%, 10/02/23	3,690	3,893,686
HP, Inc.
2.20%, 06/17/25	1,030	1,051,284
1.45%, 06/17/26(a)(d)	2,410	2,362,276
3.00%, 06/17/27(d)	1,250	1,314,547
3.40%, 06/17/30	365	386,226

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
HP, Inc. (continued)
2.65%, 06/17/31(a)	$5,341	$5,265,444
6.00%, 09/15/41	494	656,508
NetApp, Inc., 2.38%, 06/22/27	165	169,316

		22,709,506

Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc.
2.40%, 03/27/25	245	253,641
3.25%, 03/27/40	2,075	2,257,260

		2,510,901

Tobacco — 1.1%
Altria Group, Inc.
4.80%, 02/14/29(d)	2,415	2,723,976
2.45%, 02/04/32	2,980	2,829,260
5.80%, 02/14/39	1,127	1,354,633
4.45%, 05/06/50	215	221,788
3.70%, 02/04/51	430	400,812
4.00%, 02/04/61	365	348,785
BAT Capital Corp.
4.39%, 08/15/37	510	537,361
3.73%, 09/25/40	125	120,067
Philip Morris International, Inc.
0.88%, 05/01/26	2,670	2,573,366
2.10%, 05/01/30	670	655,615
6.38%, 05/16/38	2,010	2,820,455
4.25%, 11/10/44(d)	1,020	1,164,514
Reynolds American, Inc., 5.85%, 08/15/45	420	510,317

		16,260,949

Transportation Infrastructure — 0.2%
United Parcel Service, Inc., 5.30%, 04/01/50	1,725	2,548,217

Utilities — 0.3%
American Water Capital Corp.
2.80%, 05/01/30	270	279,815
2.30%, 06/01/31(d)	1,335	1,334,938
Essential Utilities, Inc.
3.57%, 05/01/29	630	681,917
2.70%, 04/15/30	380	385,953
Vistra Operations Co. LLC, 5.00%, 07/31/27(a)(d)	1,250	1,297,275

		3,979,898

Wireless Telecommunication Services — 0.8%
American Tower Corp., 1.30%, 09/15/25	680	669,634
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	1,270	1,314,205
Crown Castle International Corp.
3.20%, 09/01/24	625	652,311
1.35%, 07/15/25	2,205	2,175,153
2.50%, 07/15/31	450	446,662
GLP Capital LP/GLP Financing II, Inc.
5.75%, 06/01/28	1,145	1,322,063
5.30%, 01/15/29	2,545	2,889,084
4.00%, 01/15/31	1,158	1,235,574
T-Mobile USA, Inc., 3.50%, 04/15/25	25	26,487

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(a)(d)	$155	$154,468
VICI Properties LP/VICI Note Co., Inc., 4.13%, 08/15/30(a)(d)	500	528,750

		11,414,391

Total Corporate Bonds — 44.5% (Cost: $647,845,329)		662,449,107

Foreign Agency Obligations

Indonesia — 0.0%
Indonesia Government International Bond, 4.75%, 07/18/47(a)	500	604,312

Israel — 0.0%
State of Israel, 3.38%, 01/15/50	390	421,395

Mexico — 0.2%
Mexico Government International Bond
4.15%, 03/28/27	1,145	1,265,797
6.05%, 01/11/40	100	124,238
4.50%, 01/31/50	340	360,889
3.77%, 05/24/61	735	677,486

		2,428,410

Panama — 0.1%
Panama Government International Bond, 3.87%, 07/23/60(d)	830	828,081

Peru — 0.1%
Peruvian Government International Bond, 3.55%, 03/10/51	900	936,169

Philippines — 0.0%
Philippine Government International Bond, 2.65%, 12/10/45	200	189,038

Uruguay — 0.1%
Uruguay Government International Bond
5.10%, 06/18/50	1,000	1,324,250
4.98%, 04/20/55	50	65,478

		1,389,728

Total Foreign Agency Obligations — 0.5% (Cost: $6,306,506)		6,797,133

Municipal Bonds

California — 0.3%
Bay Area Toll Authority Refunding RB, 3.13%, 04/01/55	540	541,051
Bay Area Toll Authority, RB, BAB
Series F-2, 6.26%, 04/01/49	250	404,683
Series S-1, 6.92%, 04/01/40	50	74,998
California State University, Refunding RB, Series B, 2.98%, 11/01/51	595	605,297
Regents of the University of California Medical Center Pooled Revenue, RB
Series N, 3.01%, 05/15/50	120	124,157
Series N, 3.71%, 05/15/2120	85	94,133
Sales Tax Securitization Corp. Refunding RB, 3.24%, 01/01/42	140	140,494
State of California, GO, BAB
7.55%, 04/01/39	525	876,076

Security	Par (000)	Value

California (continued)
State of California, GO, BAB (continued) 7.60%, 11/01/40	$300	$515,573
State of California, Refunding GO, 3.50%, 04/01/28	500	553,688
University of California, RB, Series AD, 4.86%, 05/15/2112	115	167,129
University of California, Refunding RB, Series J, 4.13%, 05/15/45	150	177,706

		4,274,985

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, Refunding RB, Series D, Subordinate Lien, 3.21%, 10/01/48	200	207,631

Florida — 0.0%
State Board of Administration Finance Corp., RB, Series A, 2.15%, 07/01/30	119	118,972

Illinois — 0.1%
Chicago O’Hare International Airport, ARB, Series C, Senior Lien, 4.47%, 01/01/49	310	407,145
State of Illinois, GO, 5.10%, 06/01/33	255	293,246

		700,391

Maryland — 0.0%
Maryland Health & Higher Educational Facilities
Authority, Refunding RB
Series D, 3.05%, 07/01/40	115	118,009
Series D, 3.20%, 07/01/50	80	83,137

		201,146

Massachusetts — 0.0%
Commonwealth of Massachusetts, GO, Series H, 2.90%, 09/01/49	295	307,854

New Jersey — 0.1%
New Jersey Turnpike Authority, RB, BAB, Series A, 7.10%, 01/01/41	550	868,641

New York — 0.1%
Metropolitan Transportation Authority, RB, BAB, 6.81%, 11/15/40	355	507,976
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, BAB, 5.51%, 08/01/37 .	110	144,107
New York City Water & Sewer System, Refunding RB, 5.88%, 06/15/44(d)	250	386,418
New York State Dormitory Authority, Refunding RB, Series B, 3.14%, 07/01/43	255	263,655
Port Authority of New York & New Jersey, ARB, Consolidated, 192nd Series, 4.81%, 10/15/65(d)	50	68,621
Port Authority of New York & New Jersey, RB, 191th Series, 4.82%, 06/01/45	200	219,334
Port Authority of New York & New Jersey, Refunding ARB, 210th Series, 4.03%, 09/01/48(d)	500	596,330

		2,186,441

Pennsylvania — 0.0%
Pennsylvania State University, Refunding RB, Series D, 2.84%, 09/01/50	80	80,091

Texas — 0.2%
Board of Regents of the University of Texas System, Refunding RB, Series B, 2.44%, 08/15/49	405	393,673
Dallas Area Rapid Transit Refunding RB, 2.61%, 12/01/48	425	417,797

32	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Dallas Fort Worth International Airport, Refunding RB, 2.84%, 11/01/46	$260	$260,383
Grand Parkway Transportation Corp., Refunding RB, Subordinate, 3.24%, 10/01/52	400	405,258
Texas Transportation Commission State Highway Fund, Refunding RB, 4.00%, 10/01/33	690	828,247
Texas Transportation Commission, Refunding GO, 2.47%, 10/01/44	465	452,814

		2,758,172

Virginia — 0.0%
University of Virginia, Refunding RB, 2.58%, 11/01/51.	60	60,796

Total Municipal Bonds — 0.8% (Cost: $11,113,010)		11,765,120

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 8.6%
American Home Mortgage Investment Trust, Series 2004-3, Class 4A, (6 mo. LIBOR US + 1.50%), 1.69%, 10/25/34(b)	18	18,114
Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.00%, 02/25/21	2	2,475
Citigroup Mortgage Loan Trust(a)(b) Series 2013-A, Class A, 3.00%, 05/25/42	5	5,383
Series 2014-A, Class A, 4.00%, 01/25/35	40	41,058
Connecticut Avenue Securities Trust(a)(b)
Series 2018-R07, Class 1M2, (1 mo. LIBOR US + 2.40%), 2.50%, 04/25/31	2,607	2,618,082
Series 2019-R01, Class 2M2, (1 mo. LIBOR US + 2.45%), 2.55%, 07/25/31	2,065	2,074,082
Series 2019-R02, Class 1M2, (1 mo. LIBOR US + 2.30%), 2.40%, 08/25/31	4,102	4,119,002
Series 2019-R03, Class 1M2, (1 mo. LIBOR US + 2.15%), 2.25%, 09/25/31	1,600	1,605,591
Series 2019-R04, Class 2M2, (1 mo. LIBOR US + 2.10%), 2.20%, 06/25/39	966	966,834
Series 2019-R05, Class 1J1, 2.09%, 07/25/39	599	595,379
Series 2019-R05, Class 1M2, (1 mo. LIBOR US + 2.00%), 2.10%, 07/25/39	1,635	1,636,470
Series 2019-R06, Class 2M2, (1 mo. LIBOR US + 2.10%), 2.20%, 09/25/39	1,870	1,873,115
Series 2019-R07, Class 1M2, (1 mo. LIBOR US + 2.10%), 2.20%, 10/25/39	1,219	1,221,897
Connecticut Avenue Securities Trust 2021-R01(a)(b)
Series 2021-R01, Class 1M1, (30 day SOFR + 0.75%), 0.80%, 10/25/41	4,614	4,614,127
Series 2021-R01, Class 1M2, (30 day SOFR + 1.55%), 1.60%, 10/25/41	3,040	3,043,668
Connecticut Avenue Securities Trust 2021-R03,
Series 2021-R03, Class 1M2, (30 day SOFR + 1.65%), 1.70%, 12/25/41(a)(b)	2,780	2,783,479
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-6, Class 3A1, 5.00%, 09/25/19	7	5,761
Fannie Mae(b)
Series 2017-C01, Class 1M2, (1 mo. LIBOR US + 3.55%), 3.65%, 07/25/29	938	960,731
Series 2017-C03, Class 1ED1, (1 mo. LIBOR US + 0.70%), 0.80%, 10/25/29(c)	5,696	5,676,458

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Fannie Mae(b) (continued)
Series 2017-C03, Class 1ED2, (1 mo. LIBOR US + 1.20%), 1.30%, 10/25/29	$1,486	$1,486,323
Series 2017-C05, Class 1EB3, (1 mo. LIBOR US + 1.20%), 1.30%, 01/25/30	4,433	4,433,000
Fannie Mae Connecticut Avenue Securities(b)
Series 2017-C05, Class 1M2, (1 mo. LIBOR US + 2.20%), 2.30%, 01/25/30	6,549	6,660,283
Series 2018-C01, Class 1EA1, (1 mo. LIBOR US + 0.45%), 0.55%, 07/25/30	633	626,382
Series 2018-C01, Class 1M2C, (1 mo. LIBOR US + 2.25%), 2.35%, 07/25/30	8,000	8,070,790
Freddie Mac(b)
Series 2017-HQA3, Class M2, (1 mo. LIBOR US + 2.35%), 2.45%, 04/25/30	5,406	5,491,383
Series 2020-DNA4, Class M2B, (1 mo. LIBOR US + 3.75%), 3.85%, 08/25/50(a)	4,155	4,174,395
Series 2020-HQA3, Class M2, (1 mo. LIBOR US + 3.60%), 3.70%, 07/25/50(a)	1,916	1,923,980
Series 2020-HQA5, Class M2, (30 day SOFR + 2.60%), 2.65%, 11/25/50(a)	6,810	6,878,264
Series 2021-DNA3, Class M1, (30 day SOFR + 0.75%), 0.80%, 10/25/33(a)	652	651,298
Series 2021-DNA3, Class M2, (30 day SOFR + 2.10%), 2.15%, 10/25/33(a)	670	681,963
Series 2021-DNA5, Class M1, (30 day SOFR + 0.65%), 0.70%, 01/25/34(a)	1,166	1,165,964
Series 2021-DNA5, Class M2, (30 day SOFR + 1.65%), 1.70%, 01/25/34(a)	1,970	1,978,435
Series 2021-DNA6, Class M1, (30 day SOFR + 0.80%), 0.85%, 10/25/41(a)	4,090	4,086,294
Series 2021-DNA6, Class M2, (30 day SOFR + 1.50%), 1.55%, 10/25/41(a)	3,830	3,827,699
Series 2021-DNA7, Class M2, (30 day SOFR + 1.80%), 1.85%, 11/25/41(a)	2,400	2,406,017
Series 2021-HQA2, Class M1, (30 day SOFR + 0.70%), 0.75%, 12/25/33(a)	3,180	3,177,104
Freddie Mac STACR REMIC Trust(a)(b)
Series 2020-DNA3, Class M2, (1 mo. LIBOR US + 3.00%), 3.10%, 06/25/50	1,526	1,528,544
Series 2020-DNA6, Class M1, (30 day SOFR + 0.90%), 0.95%, 12/25/50	1,083	1,083,317
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
Series 2016-DNA1, Class M3, (1 mo. LIBOR US + 5.55%), 5.65%, 07/25/28	1,189	1,237,591
Series 2017-DNA1, Class M2, (1 mo. LIBOR US + 3.25%), 3.35%, 07/25/29	6,964	7,112,611
Series 2017-DNA2, Class M1, (1 mo. LIBOR US + 1.20%), 1.30%, 10/25/29	85	84,887
Series 2017-DNA2, Class M2, (1 mo. LIBOR US + 3.45%), 3.55%, 10/25/29	7,970	8,200,615
Series 2021-DNA2, Class M1, (30 day SOFR + 0.80%), 0.85%, 08/25/33(a)	3,344	3,341,558
STACR Trust(a)(b)
Series 2018-DNA3, Class M1, (1 mo. LIBOR US + 0.75%), 0.85%, 09/25/48	17	17,000
Series 2018-DNA3, Class M2, (1 mo. LIBOR US + 2.10%), 2.20%, 09/25/48	4,273	4,319,808

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
STACR Trust(a)(b) (continued)
Series 2018-HRP1, Class M2, (1 mo. LIBOR US + 1.65%), 1.75%, 04/25/43	$4,245	$4,246,433
Series 2018-HRP1, Class M2B, (1 mo. LIBOR US + 1.65%), 1.75%, 04/25/43	1,470	1,470,066
Series 2018-HRP2, Class M2, (1 mo. LIBOR US + 1.25%), 1.35%, 02/25/47	1,592	1,592,043
Uniform Mortgage-Backed Securities, Series 2021- R02, Class 2M1, (30 day SOFR + 0.90%), 0.95%, 11/25/41(a)(b)	1,504	1,504,878

		127,320,631

Commercial Mortgage-Backed Securities — 4.1%
Bank, Series 2019-BN23, Class A3, 2.92%, 12/15/52 .	2,230	2,352,935
BBCMS Mortgage Trust, Series 2020-C8, Class A5, 2.04%, 10/15/53	2,376	2,340,971
BBCMS Trust, Series 2021-C10, Class A5, 2.49%, 07/15/54	1,660	1,693,048
Benchmark 2018-B6 Mortgage Trust, 4.26%, 10/10/51	870	984,077
Benchmark 2021-B23 Mortgage Trust, 2.07%, 02/15/54	1,480	1,461,138
Benchmark Mortgage Trust
Series 2018-B5, Class A4, 4.21%, 07/15/51	1,290	1,454,004
Series 2019-B15, Class A5, 2.93%, 12/15/72	2,050	2,156,597
Series 2020-B19, Class A5, 1.85%, 09/15/53	2,300	2,236,916
Series 2020-B20, Class A5, 2.03%, 10/15/53	2,220	2,186,858
Series 2021-B29, Class A5, 2.39%, 09/15/54	2,420	2,449,777
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class AJ, 5.48%, 10/15/49	18	14,411
Series 2016-GC36, Class A5, 3.62%, 02/10/49	550	586,399
Series 2017-P8, Class AS, 3.79%, 09/15/50(b)	2,090	2,259,272
COMM Mortgage Trust, Series 2015-CR22, Class A2, 2.86%, 03/10/48	1,418	1,418,547
Commercial Mortgage Trust
Series 2013-CR11, Class B, 5.11%, 08/10/50(b)	380	399,469
Series 2013-LC6, Class AM, 3.28%, 01/10/46	400	407,115
Series 2014-CR17, Class A5, 3.98%, 05/10/47	670	707,043
Commission Mortgage Trust, 3.51%, 09/10/50	1,290	1,389,935
Eleven Madison Avenue Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 09/10/35(a)(b)	150	156,805
GS Mortgage Securities Trust
Series 2012-GCJ7, Class AS, 4.09%, 05/10/45	280	281,471
Series 2013-GC13, Class A5, 4.03%, 07/10/46(b)	170	176,237
Series 2014-GC20, Class A5, 4.00%, 04/10/47	730	763,797
Series 2015-GC30, Class B, 4.03%, 05/10/50(b)	300	315,847
Series 2015-GS1, Class A3, 3.73%, 11/10/48	2,030	2,171,783
Series 2020-GC47, Class A4, 2.12%, 05/12/53	1,600	1,593,432
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A4, 4.13%, 08/15/46(b)	324	333,510
Series 2013-C17, Class A3, 3.93%, 01/15/47	1,144	1,167,582
Series 2014-C25, Class AS, 4.07%, 11/15/47	2,180	2,276,116
Series 2015-C30, Class A5, 3.82%, 07/15/48	1,780	1,906,940
Series 2015-C33, Class A4, 3.77%, 12/15/48	2,360	2,536,229
Series 2016-C1, Class A5, 3.58%, 03/15/49	810	861,549
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB16, Class B, 5.67%, 05/12/45(b)	210	10,823
Series 2012-CBX, Class AS, 4.27%, 06/15/45	350	353,511
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A4, 4.04%, 11/15/46	460	480,630

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust (continued)
Series 2013-C9, Class A4, 3.10%, 05/15/46	$2,270	$2,308,966
Morgan Stanley Capital I Trust
Series 2015-MS1, Class A4, 3.78%, 05/15/48(b)	550	584,871
Series 2015-UBS8, Class A3, 3.54%, 12/15/48	3,010	3,178,212
Series 2019-L3, Class AS, 3.49%, 11/15/52	970	1,042,311
Series 2020-L4, Class A3, 2.70%, 02/15/53	3,070	3,181,763
Wells Fargo Commercial Mortgage Trust 2.34%, 08/15/54	2,300	2,318,112
Series 2014-LC18, Class AS, 3.81%, 12/15/47	510	534,017
Series 2015-C26, Class AS, 3.58%, 02/15/48	1,380	1,428,892
Series 2020-C56, Class A5, 2.45%, 06/15/53	1,980	2,015,923
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class AS, 3.24%, 12/15/45	460	465,753
Series 2012-C8, Class AS, 3.66%, 08/15/45	640	645,590
Series 2013-C18, Class A5, 4.16%, 12/15/46(b)	620	650,163
Series 2014-C23, Class A4, 3.65%, 10/15/57	285	300,749
Series 2014-C23, Class AS, 4.21%, 10/15/57(b)	1,140	1,201,517

		61,741,613

Total Non-Agency Mortgage-Backed Securities — 12.7% (Cost: $189,921,038)		189,062,244

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations(b) — 4.9%
Fannie Mae Connecticut Avenue Securities
Series 2016-C05, Class 2M2, (1 mo. LIBOR US + 4.45%), 4.55%, 01/25/29	288	297,950
Series 2017-C01, Class 1M2A, (1 mo. LIBOR US + 3.55%), 3.65%, 07/25/29	27	26,942
Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 3.10%, 10/25/29	7,754	7,934,068
Series 2017-C05, Class 1M2A, (1 mo. LIBOR US + 2.20%), 2.30%, 01/25/30	159	158,733
Series 2017-C06, Class 1M2A, (1 mo. LIBOR US + 2.65%), 2.75%, 02/25/30	125	125,874
Series 2017-C07, Class 2M2, (1 mo. LIBOR US + 2.50%), 2.60%, 05/25/30	3,262	3,300,642
Series 2018-C01, Class 1M2, (1 mo. LIBOR US + 2.25%), 2.35%, 07/25/30	8,177	8,269,624
Freddie Mac STACR REMIC Trust(a)
Series 2019-HQA4, Class M2, (1 mo. LIBOR US + 2.05%), 2.15%, 11/25/49	2,283	2,286,735
Series 2020-DNA1, Class M2, (1 mo. LIBOR US + 1.70%), 1.80%, 01/25/50	3,550	3,556,261
Series 2020-HQA1, Class M2, (1 mo. LIBOR US + 1.90%), 2.00%, 01/25/50	2,920	2,924,416
Freddie Mac STACR Trust(a)
Series 2018-HQA2, Class M2, (1 mo. LIBOR US + 2.30%), 2.40%, 10/25/48	8,400	8,497,468
Series 2019-DNA2, Class M2, (1 mo. LIBOR US + 2.45%), 2.55%, 03/25/49	7,324	7,398,231
Series 2019-DNA3, Class M2, (1 mo. LIBOR US + 2.05%), 2.15%, 07/25/49	3,658	3,682,735
Series 2019-DNA4, Class M2, (1 mo. LIBOR US + 1.95%), 2.05%, 10/25/49	2,518	2,525,919
Series 2019-FTR2, Class M1, (1 mo. LIBOR US + 0.95%), 1.05%, 11/25/48	2,462	2,462,208

34	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac STACR Trust(a) (continued)
Series 2019-HQA1, Class M2, (1 mo. LIBOR US + 2.35%), 2.45%, 02/25/49	$7,537	$7,599,210
Series 2019-HQA2, Class M2, (1 mo. LIBOR US + 2.05%), 2.15%, 04/25/49	2,118	2,126,396
Series 2019-HQA3, Class M2, (1 mo. LIBOR US + 1.85%), 1.95%, 09/25/49	5,211	5,224,468
Series 2020-DNA4, Class M2, (1 mo. LIBOR US + 3.75%), 3.85%, 08/25/50	650	653,541
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2016-DNA2, Class M3, (1 mo. LIBOR US + 4.65%), 4.75%, 10/25/28	1,344	1,391,472
Series 2017-DNA3, Class M2, (1 mo. LIBOR US + 2.50%), 2.60%, 03/25/30	2,419	2,466,008

		72,908,901

Mortgage-Backed Securities — 30.9%
Fannie Mae 3.49%, 01/25/24(b)	948	985,313
Series 2012-M13, Class A2, 2.38%, 05/25/22	1,371	1,378,399
Series 2012-M9, Class A2, 2.48%, 04/25/22	831	833,301
Series 2013-M3, Class A2, 2.51%, 11/25/22(b)	2,804	2,828,637
Series 2016-M13, Class A2, 2.50%, 09/25/26(b)	749	779,557
Series 2018-M1, Class A2, 2.99%, 12/25/27(b)	1,458	1,559,172
Series 2018-M7, Class A2, 3.06%, 03/25/28(b)	1,559	1,680,678
Series 2018-M8, Class A2, 3.32%, 06/25/28(b)	3,750	4,103,735
Series 2020-M42, Class A2, 1.27%, 07/25/30	4,980	4,761,960
Fannie Mae Mortgage-Backed Securities 2.00%, 11/01/50 - 12/01/51	14,604	14,587,823
2.50%, 10/01/51	958	979,503
Fannie Mae or Freddie Mac, 1.50%, 01/14/52(e)	12,775	12,336,420
Freddie Mac
Series K031, Class A2, 3.30%, 04/25/23(b)	281	289,272
Series K055, Class A2, 2.67%, 03/25/26	1,590	1,667,588
Series K060, Class A2, 3.30%, 10/25/26	1,190	1,287,374
Series K061, Class A2, 3.35%, 11/25/26(b)	1,590	1,723,936
Series K064, Class A2, 3.22%, 03/25/27	2,790	3,016,427
Series K072, Class A2, 3.44%, 12/25/27	1,190	1,312,227
Series K073, Class A2, 3.35%, 01/25/28	1,610	1,768,255
Series K076, Class A2, 3.90%, 04/25/28	2,390	2,707,992
Series K115, Class A2, 1.38%, 06/25/30	2,840	2,754,997
Freddie Mac Mortgage-Backed Securities 2.00%, 08/01/50	464	462,717
2.50%, 10/01/51 - 11/01/51	1,986	2,029,928
Series 2021-DNA1, Class M1, (30 day SOFR + 0.65%), 0.70%, 01/25/51(a)(b)	1,791	1,790,543
Series 2021-HQA1, Class M1, (30 day SOFR + 0.70%), 0.75%, 08/25/33(a)(b)	2,918	2,916,678
Freddie Mac Multifamily Structured Pass Through
Certificates, Series K090, Class A2, 3.42%, 02/25/29	2,935	3,259,728
Freddie Mac Multifamily Structured Pass-Through
Certificates, Series K025, Class A2, 2.68%, 10/25/22	3,963	4,014,943
Ginnie Mae 3.00%, 12/20/45 - 12/20/50	2,040	2,127,271
2.00%, 01/21/52(e)	20,375	20,558,951

Security	Par (000)	Value
Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities 6.50%, 06/15/28 - 07/15/38	$59	$69,203
7.50%, 08/20/30	2	2,651
6.00%, 01/15/32 - 10/20/38	144	164,372
5.00%, 11/20/33 - 01/21/52(e)	1,678	1,872,802
5.50%, 06/15/34 - 04/20/48	481	556,681
4.50%, 03/15/39 - 01/21/52(e)	2,539	2,724,628
4.00%, 09/15/40 - 09/15/49	6,747	7,220,429
3.50%, 01/15/41 - 04/20/48	14,408	15,334,642
3.00%, 01/20/43 - 02/20/50(e)	11,474	11,940,092
2.50%, 12/20/46 - 01/21/52(e)	17,397	17,831,226
1.50%, 01/21/52(e)	100	97,379
Government National Mortgage Association Mortgage-Backed Securities
3.00%, 10/20/51	2,012	2,087,875
2.50%, 11/20/51	997	1,022,225
Uniform Mortgage-Backed Securities 6.00%, 11/01/22 - 09/01/38	885	1,006,675
4.50%, 04/01/23 - 01/14/52(e)	10,862	11,761,761
5.00%, 07/01/23 - 04/01/49	3,022	3,377,418
4.00%, 06/01/24 - 02/01/57(e)	21,113	22,801,403
3.50%, 04/01/26 - 11/01/51(e)	32,436	34,645,368
3.00%, 12/01/26 - 01/13/52(e)	46,091	48,157,086
2.50%, 02/01/27 - 09/01/51(e)	59,895	61,463,523
6.50%, 06/01/29 - 08/01/36	800	915,924
7.50%, 09/01/29 - 12/01/30	3	3,424
7.00%, 01/01/32 - 06/01/32	16	19,390
5.50%, 10/01/32 - 01/01/47	2,968	3,352,123
2.00%, 12/01/35 - 10/01/51(e)	96,543	96,904,104
1.50%, 01/19/37(e)	13,650	13,686,528
(1 year CMT + 2.34%), 2.46%, 04/01/32(b)	24	24,028
(11th District Cost of Funds + 1.25%), 1.48%, 11/01/27(b)	50	50,080
(11th District Cost of Funds + 1.25%), 1.59%, 09/01/34(b)	94	97,060
(12 mo. LIBOR US + 1.44%), 1.82%, 04/01/35(b)	33	32,977
(12 mo. LIBOR US + 1.50%), 1.75%, 06/01/43(b)	2	2,329
(12 mo. LIBOR US + 1.53%), 1.78%, 05/01/43(b)	19	20,216
(12 mo. LIBOR US + 1.54%), 1.79%, 06/01/43(b)	39	40,748
(12 mo. LIBOR US + 1.60%), 2.38%, 08/01/43(b)	10	10,722
(12 mo. LIBOR US + 1.65%), 2.45%, 05/01/43(b)	51	52,888
(12 mo. LIBOR US + 1.71%), 1.96%, 04/01/40(b)	3	3,057
(12 mo. LIBOR US + 1.73%), 2.00%, 08/01/41(b)	22	22,610
(12 mo. LIBOR US + 1.75%), 2.04%, 04/01/38(b)	48	48,570
(12 mo. LIBOR US + 1.75%), 2.13%, 02/01/40(b)	21	21,285
(12 mo. LIBOR US + 1.75%), 2.00%, 08/01/41(b)	25	25,679
(12 mo. LIBOR US + 1.78%), 2.14%, 01/01/42(b)	11	11,068
(12 mo. LIBOR US + 1.79%), 2.04%, 09/01/32(b)	2	1,912
(12 mo. LIBOR US + 1.81%), 2.18%, 02/01/42(b)	1	1,050
(12 mo. LIBOR US + 1.82%), 2.07%, 09/01/41(b)	23	23,615
(12 mo. LIBOR US + 1.89%), 2.14%, 07/01/41(b)	18	18,489
(12 mo. LIBOR US + 1.90%), 2.21%, 01/01/42(b)	1	759

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued)
(6 mo. LIBOR US + 1.04%), 1.16%, 05/01/33(b)	$3	$3,339
(6 mo. LIBOR US + 1.36%), 1.51%, 10/01/32(b)	11	10,942

		460,045,680

Total U.S. Government Sponsored Agency Securities — 35.8% (Cost: $527,726,442)		532,954,581

Total Long-Term Investments — 106.6% (Cost: $1,566,251,447)		1,586,764,464

	Shares

Short-Term Securities

Money Market Funds — 4.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(f)(g)(h)	67,331,656	67,351,856
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(f)(g)	100,000	100,000

Total Short-Term Securities — 4.5% (Cost: $67,439,902)		67,451,856

Total Investments Before TBA Sale Commitments — 111.1% (Cost: $1,633,691,349)		1,654,216,320

Security	Par (000)	Value

TBA Sale Commitments(e)

Mortgage-Backed Securities — (0.3)%
Uniform Mortgage-Backed Securities
1.50%, 01/14/52	$(475)	$(458,693)
2.00%, 07/25/51	(4,250)	(4,236,905)

Total TBA Sale Commitments — (0.3)% (Proceeds: $(4,698,635))		(4,695,598)

Total Investments, Net of TBA Sale Commitments — 110.8% (Cost: $1,628,992,714)		1,649,520,722

Liabilities in Excess of Other Assets — (10.8)%		(160,568,337)

Net Assets — 100.0%		$1,488,952,385

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)	Represents or includes a TBA transaction.
(f)	Affiliate of the Master Portfolio.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$104,962,761	$—	$(37,593,988	)(a)	$(6,361)	$(10,556)	$67,351,856	67,331,656	$160,506	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—	—		—	—	100,000	100,000	10		—

					$(6,361)	$(10,556)	$67,451,856		$160,516		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro BTP	10	03/08/22	$1,674	$(30,520)
Euro Bund	684	03/08/22	133,452	(2,436,107)
Euro OAT	21	03/08/22	3,901	(75,573)
10-Year Australian Treasury Bonds	684	03/15/22	69,256	14,997
10-Year Canadian Bond	337	03/22/22	37,996	896,132
U.S. Long Bond	777	03/22/22	124,271	(240,835)

36	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts (continued)
Ultra U.S. Treasury Bond	330	03/22/22	$64,711	$767,917
5-Year U.S. Treasury Note	251	03/31/22	30,342	(81,903)

				(1,185,892)

Short Contracts
10-Year U.S. Treasury Note.	826	03/22/22	107,651	(877,356)
10-Year U.S. Ultra Long Treasury Note	201	03/22/22	29,368	(348,822)
Long Gilt.	806	03/29/22	136,261	(436,103)
2-Year U.S. Treasury Note	648	03/31/22	141,350	166,906

				(1,495,375)

				$(2,681,267)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	181,365	EUR	160,000	Citibank N.A.	03/16/22	$(1,063)
USD	124,481	EUR	110,000	Royal Bank of Canada	03/16/22	(938)
USD	124,626	EUR	110,000	Royal Bank of Canada	03/16/22	(792)
USD	385,166	EUR	340,000	Royal Bank of Canada	03/16/22	(2,493)
USD	463,693	GBP	350,000	Bank of America N.A.	03/16/22	(9,906)
USD	1,180,565	GBP	890,000	JPMorgan Chase Bank N.A.	03/16/22	(23,728)

						$(38,920)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Master Portfolio	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.37.V1.	5.00%	Quarterly	12/20/26	USD 24,000	$(2,255,457)	$(1,732,258)	$(523,199)
CDX.NA.IG.37.V1	1.00	Quarterly	12/20/26	USD 175,900	(4,363,281)	(3,974,263)	(389,018)

					$(6,618,738)	$(5,706,521)	$(912,217)

Centrally Cleared Interest Rate Swaps

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date		Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency						Value
1-Day SOFR, 0.05%	Annual	0.62%	Annual	N/A		11/24/23	USD	132,560	$(128,184)	$4,631	$(132,815)
1-Day SOFR, 0.05%	Annual	0.80%	Annual	02/28/22	(a)	02/28/24	USD	112,030	(87,996)	(43,386)	(44,610)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.28%)	Annual	03/08/22	(a)	03/08/24	EUR	104,460	(99,389)	(59,547)	(39,842)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.27%)	Annual	03/08/22	(a)	03/08/24	EUR	583,087	(339,419)	75,567	(414,986)
1-Day SONIA, 0.20%	Annual	1.09%	Annual	03/08/22	(a)	03/08/24	GBP	244,790	(41,073)	(15,464)	(25,609)
(0.18%)	Annual	6-Month EURIBOR, (0.55%)	Semi-Annual	03/16/22	(a)	03/16/25	EUR	21,930	59,652	(20,971)	80,623
1-Day SOFR, 0.05%	Annual	0.94%	Annual	03/16/22	(a)	03/16/25	USD	43,250	(114,881)	(45,405)	(69,476)
1.06%	Annual	1-Day SONIA, 0.20%	Annual	03/16/22	(a)	03/16/25	GBP	36,980	111,410	(61,985)	173,395
3-Month BBSW, 0.07%	Quarterly	1.53%	Quarterly	03/16/22	(a)	03/16/25	AUD	69,600	177,185	478	176,707
		3-Month Canada Bank
1.90%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22	(a)	03/16/25	CAD	42,090	(53,073)	(28,346)	(24,727)
0.18%	Annual	1-Day FEDL, 0.07%	Annual	N/A		10/20/25	USD	2,500	81,042	—	81,042
1-Day SOFR, 0.05%	Annual	0.18%	Annual	N/A		10/20/25	USD	2,500	(80,319)	—	(80,319)
1.15%	Annual	1-Day SOFR, 0.05%	Annual	N/A		11/24/26	USD	58,810	(173,619)	92,463	(266,082)
1.27%	Annual	1-Day SOFR, 0.05%	Annual	02/28/22	(a)	02/28/27	USD	22,750	(117,134)	14,464	(131,598)

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date		Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency						Value
(0.04%)	Annual	6-Month EURIBOR, (0.55%)	Semi-Annual	03/08/22	(a)	03/08/27	EUR	42,020	$196,674	$105,251	$91,423
(0.03%)	Annual	6-Month EURIBOR, (0.55%)	Semi-Annual	03/08/22	(a)	03/08/27	EUR	389,327	1,687,254	(93,360)	1,780,614
1.08%	Annual	1-Day SONIA, 0.20%	Annual	03/08/22	(a)	03/08/27	GBP	165,650	(71,802)	292,709	(364,511)
7.15%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	22,140	15,816	10	15,806
7.31%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	19,470	7,472	9	7,463
7.37%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	23,230	5,842	10	5,832
7.37%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	20,810	5,551	9	5,542
7.39%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	20,270	4,376	9	4,367
7.51%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	23,550	(664)	11	(675)
7.56%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	19,060	(2,282)	9	(2,291)
7.61%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	20,640	(4,571)	9	(4,580)
7.79%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	22,010	(13,159)	10	(13,169)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.10%)	Annual	03/16/22	(a)	03/16/27	EUR	1,030	(9,121)	13	(9,134)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.10%)	Annual	03/16/22	(a)	03/16/27	EUR	2,730	(22,999)	34	(23,033)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.10%)	Annual	03/16/22	(a)	03/16/27	EUR	1,560	(13,410)	20	(13,430)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.09%)	Annual	03/16/22	(a)	03/16/27	EUR	1,510	(12,201)	19	(12,220)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.09%)	Annual	03/16/22	(a)	03/16/27	EUR	1,060	(8,352)	13	(8,365)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.09%)	Annual	03/16/22	(a)	03/16/27	EUR	1,120	(9,243)	14	(9,257)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.09%)	Annual	03/16/22	(a)	03/16/27	EUR	1,340	(10,646)	(518)	(10,128)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.08%)	Annual	03/16/22	(a)	03/16/27	EUR	980	(7,525)	12	(7,537)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.06%)	Annual	03/16/22	(a)	03/16/27	EUR	2,010	(12,433)	25	(12,458)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.05%)	Annual	03/16/22	(a)	03/16/27	EUR	1,870	(10,976)	24	(11,000)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.03%)	Annual	03/16/22	(a)	03/16/27	EUR	3,230	(14,695)	41	(14,736)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.02%)	Annual	03/16/22	(a)	03/16/27	EUR	1,440	(5,394)	18	(5,412)
6-Month EURIBOR, (0.55%)	Semi-Annual	0.03%	Annual	03/16/22	(a)	03/16/27	EUR	1,410	(2,044)	18	(2,062)
6-Month EURIBOR, (0.55%)	Semi-Annual	0.03%	Annual	03/16/22	(a)	03/16/27	EUR	1,000	(1,298)	70	(1,368)
3-Month STIBOR, (0.05%)	Quarterly	0.59%	Annual	03/16/22	(a)	03/16/27	SEK	11,770	(10,348)	15	(10,363)
3-Month STIBOR, (0.05%)	Quarterly	0.59%	Annual	03/16/22	(a)	03/16/27	SEK	17,460	(14,681)	22	(14,703)
3-Month STIBOR, (0.05%)	Quarterly	0.60%	Annual	03/16/22	(a)	03/16/27	SEK	16,930	(13,214)	22	(13,236)
3-Month STIBOR, (0.05%)	Quarterly	0.61%	Annual	03/16/22	(a)	03/16/27	SEK	20,770	(15,644)	26	(15,670)
3-Month STIBOR, (0.05%)	Quarterly	0.62%	Annual	03/16/22	(a)	03/16/27	SEK	21,610	(15,052)	2,887	(17,939)
3-Month STIBOR, (0.05%)	Quarterly	0.62%	Annual	03/16/22	(a)	03/16/27	SEK	7,990	(5,668)	10	(5,678)
3-Month STIBOR, (0.05%)	Quarterly	0.62%	Annual	03/16/22	(a)	03/16/27	SEK	11,400	(7,836)	15	(7,851)
3-Month STIBOR, (0.05%)	Quarterly	0.63%	Annual	03/16/22	(a)	03/16/27	SEK	8,680	(5,301)	615	(5,916)
3-Month STIBOR, (0.05%)	Quarterly	0.68%	Annual	03/16/22	(a)	03/16/27	SEK	12,180	(4,101)	16	(4,117)
3-Month STIBOR, (0.05%)	Quarterly	0.68%	Annual	03/16/22	(a)	03/16/27	SEK	16,170	(5,622)	507	(6,129)
3-Month STIBOR, (0.05%)	Quarterly	0.70%	Annual	03/16/22	(a)	03/16/27	SEK	14,550	(3,623)	19	(3,642)
3-Month STIBOR, (0.05%)	Quarterly	0.71%	Annual	03/16/22	(a)	03/16/27	SEK	9,590	(1,916)	12	(1,928)
3-Month STIBOR, (0.05%)	Quarterly	0.72%	Annual	03/16/22	(a)	03/16/27	SEK	6,680	(981)	253	(1,234)
3-Month STIBOR, (0.05%)	Quarterly	0.75%	Annual	03/16/22	(a)	03/16/27	SEK	9,560	108	12	96
3-Month STIBOR, (0.05%)	Quarterly	0.81%	Annual	03/16/22	(a)	03/16/27	SEK	18,520	6,653	24	6,629
1-Day SORA, 0.10%	Semi-Annual	0.84%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	8,908	(150,905)	74	(150,979)
1-Day SORA, 0.10%	Semi-Annual	0.85%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	4,852	(80,701)	40	(80,741)
3-Month STIBOR, (0.05%)	Quarterly	0.88%	Annual	03/16/22	(a)	03/16/27	SEK	18,090	12,942	24	12,918
0.95%	Annual	1-Day SONIA, 0.20%	Annual	03/16/22	(a)	03/16/27	GBP	1,810	14,585	28	14,557
1.00%	Annual	1-Day SONIA, 0.20%	Annual	03/16/22	(a)	03/16/27	GBP	2,030	9,427	31	9,396
1.01%	Annual	1-Day SONIA, 0.20%	Annual	03/16/22	(a)	03/16/27	GBP	1,470	6,086	23	6,063
1.03%	Annual	1-Day SONIA, 0.20%	Annual	03/16/22	(a)	03/16/27	GBP	1,820	4,562	(1,687)	6,249
1.04%	Annual	1-Day SONIA, 0.20%	Annual	03/16/22	(a)	03/16/27	GBP	620	1,380	9	1,371
1.08%	Annual	1-Day SONIA, 0.20%	Annual	03/16/22	(a)	03/16/27	GBP	1,200	(552)	18	(570)
1.13%	Annual	1-Day SOFR, 0.05%	Annual	03/16/22	(a)	03/16/27	USD	2,240	5,220	25	5,195
1.16%	Annual	1-Day SOFR, 0.05%	Annual	03/16/22	(a)	03/16/27	USD	550	606	6	600
1-Day SORA, 0.10%	Semi-Annual	1.19%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	1,640	(6,878)	14	(6,892)
1-Day SORA, 0.10%	Semi-Annual	1.21%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	624	(2,256)	5	(2,261)
6-Month BBSW, 0.21%	Semi-Annual	1.21%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	1,280	(24,285)	10	(24,295)
1-Day SORA, 0.10%	Semi-Annual	1.22%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	763	(2,370)	6	(2,376)
1-Day SORA, 0.10%	Semi-Annual	1.23%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	623	(1,642)	5	(1,647)
6-Month BBSW, 0.21%	Semi-Annual	1.23%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	1,485	(26,798)	12	(26,810)
6-Month BBSW, 0.21%	Semi-Annual	1.24%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	1,485	(26,486)	12	(26,498)
1.29%	Annual	1-Day SOFR, 0.05%	Annual	03/16/22	(a)	03/16/27	USD	3,860	(20,970)	43	(21,013)
6-Month BBSW, 0.21%	Semi-Annual	1.29%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	970	(15,655)	8	(15,663)

38	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date	Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency					Value
1-Day SORA, 0.10%	Semi-Annual	1.31%	Semi-Annual	03/16/22(a)	03/16/27	SGD	1,190	$360	$10	$350
1-Day SORA, 0.10%	Semi-Annual	1.31%	Semi-Annual	03/16/22(a)	03/16/27	SGD	2,820	444	23	421
1-Day SORA, 0.10%	Semi-Annual	1.31%	Semi-Annual	03/16/22(a)	03/16/27	SGD	2,370	(57)	19	(76)
6-Month BBSW, 0.21%	Semi-Annual	1.31%	Semi-Annual	03/16/22(a)	03/16/27	AUD	970	(15,010)	8	(15,018)
1-Day SORA, 0.10%	Semi-Annual	1.32%	Semi-Annual	03/16/22(a)	03/16/27	SGD	1,830	753	15	738
1-Day SORA, 0.10%	Semi-Annual	1.32%	Semi-Annual	03/16/22(a)	03/16/27	SGD	1,030	386	8	378
6-Month BBSW, 0.21%	Semi-Annual	1.32%	Semi-Annual	03/16/22(a)	03/16/27	AUD	1,290	(19,194)	11	(19,205)
6-Month BBSW, 0.21%	Semi-Annual	1.33%	Semi-Annual	03/16/22(a)	03/16/27	AUD	1,560	(22,666)	13	(22,679)
6-Month BBSW, 0.21%	Semi-Annual	1.33%	Semi-Annual	03/16/22(a)	03/16/27	AUD	1,050	(15,439)	9	(15,448)
1-Day SORA, 0.10%	Semi-Annual	1.34%	Semi-Annual	03/16/22(a)	03/16/27	SGD	900	990	7	983
1-Day SORA, 0.10%	Semi-Annual	1.35%	Semi-Annual	03/16/22(a)	03/16/27	SGD	815	1,251	7	1,244
3-Month HIBOR, 0.26%	Quarterly	1.35%	Quarterly	03/16/22(a)	03/16/27	HKD	8,210	(1,289)	12	(1,301)
1-Day SORA, 0.10%	Semi-Annual	1.36%	Semi-Annual	03/16/22(a)	03/16/27	SGD	1,125	2,094	9	2,085
1-Day SORA, 0.10%	Semi-Annual	1.36%	Semi-Annual	03/16/22(a)	03/16/27	SGD	1,530	3,071	13	3,058
6-Month BBSW, 0.21%	Semi-Annual	1.36%	Semi-Annual	03/16/22(a)	03/16/27	AUD	1,030	(13,867)	8	(13,875)
6-Month BBSW, 0.21%	Semi-Annual	1.36%	Semi-Annual	03/16/22(a)	03/16/27	AUD	610	(8,265)	5	(8,270)
6-Month BBSW, 0.21%	Semi-Annual	1.36%	Semi-Annual	03/16/22(a)	03/16/27	AUD	700	(9,460)	6	(9,466)
6-Month BBSW, 0.21%	Semi-Annual	1.36%	Semi-Annual	03/16/22(a)	03/16/27	AUD	600	(8,119)	5	(8,124)
1-Day SORA, 0.10%	Semi-Annual	1.37%	Semi-Annual	03/16/22(a)	03/16/27	SGD	1,855	3,991	15	3,976
1-Day SORA, 0.10%	Semi-Annual	1.37%	Semi-Annual	03/16/22(a)	03/16/27	SGD	1,855	4,395	15	4,380
6-Month BBSW, 0.21%	Semi-Annual	1.39%	Semi-Annual	03/16/22(a)	03/16/27	AUD	1,600	(19,833)	13	(19,846)
6-Month BBSW, 0.21%	Semi-Annual	1.39%	Semi-Annual	03/16/22(a)	03/16/27	AUD	1,300	(16,478)	11	(16,489)
1-Day SORA, 0.10%	Semi-Annual	1.42%	Semi-Annual	03/16/22(a)	03/16/27	SGD	1,800	7,268	15	7,253
		3-Month Canada Bank
1.42%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22(a)	03/16/27	CAD	2,870	48,930	25	48,905
		3-Month Canada Bank
1.43%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22(a)	03/16/27	CAD	8,360	137,607	74	137,533
3-Month HIBOR, 0.26%	Quarterly	1.43%	Quarterly	03/16/22(a)	03/16/27	HKD	5,120	1,663	7	1,656
3-Month HIBOR, 0.26%	Quarterly	1.43%	Quarterly	03/16/22(a)	03/16/27	HKD	2,881	891	4	887
		3-Month Canada Bank
1.44%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22(a)	03/16/27	CAD	5,010	81,419	44	81,375
3-Month HIBOR, 0.26%	Quarterly	1.44%	Quarterly	03/16/22(a)	03/16/27	HKD	7,409	2,639	11	2,628
3-Month HIBOR, 0.26%	Quarterly	1.44%	Quarterly	03/16/22(a)	03/16/27	HKD	7,067	2,694	10	2,684
3-Month HIBOR, 0.26%	Quarterly	1.44%	Quarterly	03/16/22(a)	03/16/27	HKD	6,807	2,744	10	2,734
3-Month HIBOR, 0.26%	Quarterly	1.44%	Quarterly	03/16/22(a)	03/16/27	HKD	3,203	1,282	5	1,277
		3-Month Canada Bank
1.45%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22(a)	03/16/27	CAD	2,110	33,730	19	33,711
		3-Month Canada Bank
1.45%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22(a)	03/16/27	CAD	2,060	33,047	18	33,029
		3-Month Canada Bank
1.46%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22(a)	03/16/27	CAD	4,810	73,835	(5,508)	79,343
3-Month HIBOR, 0.26%	Quarterly	1.46%	Quarterly	03/16/22(a)	03/16/27	HKD	17,610	8,808	25	8,783
3-Month HIBOR, 0.26%	Quarterly	1.46%	Quarterly	03/16/22(a)	03/16/27	HKD	13,030	6,885	19	6,866
6-Month BBSW, 0.21%	Semi-Annual	1.46%	Semi-Annual	03/16/22(a)	03/16/27	AUD	3,240	(32,425)	27	(32,452)
3-Month HIBOR, 0.26%	Quarterly	1.48%	Quarterly	03/16/22(a)	03/16/27	HKD	9,270	6,058	13	6,045
3-Month HIBOR, 0.26%	Quarterly	1.48%	Quarterly	03/16/22(a)	03/16/27	HKD	11,830	7,546	17	7,529
3-Month HIBOR, 0.26%	Quarterly	1.49%	Quarterly	03/16/22(a)	03/16/27	HKD	8,140	5,575	12	5,563
3-Month HIBOR, 0.26%	Quarterly	1.51%	Quarterly	03/16/22(a)	03/16/27	HKD	9,030	7,173	13	7,160
3-Month HIBOR, 0.26%	Quarterly	1.53%	Quarterly	03/16/22(a)	03/16/27	HKD	9,890	9,094	14	9,080
6-Month BBSW, 0.21%	Semi-Annual	1.53%	Semi-Annual	03/16/22(a)	03/16/27	AUD	2,410	(18,217)	20	(18,237)
6-Month BBSW, 0.21%	Semi-Annual	1.54%	Semi-Annual	03/16/22(a)	03/16/27	AUD	2,180	(16,040)	18	(16,058)
3-Month HIBOR, 0.26%	Quarterly	1.61%	Quarterly	03/16/22(a)	03/16/27	HKD	7,870	11,572	11	11,561
		3-Month Canada Bank
1.70%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22(a)	03/16/27	CAD	2,270	14,437	20	14,417
6-Month BBSW, 0.21%	Semi-Annual	1.71%	Semi-Annual	03/16/22(a)	03/16/27	AUD	980	(1,142)	8	(1,150)
6-Month BBSW, 0.21%	Semi-Annual	1.75%	Semi-Annual	03/16/22(a)	03/16/27	AUD	1,300	(105)	11	(116)
6-Month BBSW, 0.21%	Semi-Annual	1.76%	Semi-Annual	03/16/22(a)	03/16/27	AUD	1,250	445	10	435
6-Month BBSW, 0.21%	Semi-Annual	1.87%	Semi-Annual	03/16/22(a)	03/16/27	AUD	1,300	5,352	11	5,341
6-Month BBSW, 0.21%	Semi-Annual	1.87%	Semi-Annual	03/16/22(a)	03/16/27	AUD	1,560	6,832	13	6,819
		3-Month Canada Bank
1.88%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22(a)	03/16/27	CAD	1,050	(339)	9	(348)
		3-Month Canada Bank

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date	Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency					Value
1.97%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22(a)	03/16/27	CAD	2,580	$(9,553)	$22	$(9,575)
		3-Month Canada Bank
1.99%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22(a)	03/16/27	CAD	1,950	(9,367)	17	(9,384)
2.54%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	5,840	81,207	14	81,193
2.59%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	5,490	73,357	13	73,344
2.64%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	3,230	41,351	8	41,343
2.69%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	6,090	74,621	14	74,607
2.74%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	6,030	70,543	14	70,529
2.76%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	4,860	55,859	11	55,848
2.81%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	5,660	61,822	13	61,809
2.98%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	2,430	21,935	6	21,929
3.12%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	3,940	29,449	9	29,440
3.14%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	3,049	22,279	7	22,272
3.18%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	1,502	10,223	3	10,220
3.22%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	5,160	33,018	12	33,006
3.22%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	6,990	44,263	16	44,247
3.33%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	4,290	22,076	10	22,066
3.36%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	3,900	18,772	9	18,763
3-Month JIBAR, 3.88%	Quarterly	6.75%	Quarterly	03/16/22(a)	03/16/27	ZAR	15,710	8,550	9	8,541
3-Month JIBAR, 3.88%	Quarterly	6.98%	Quarterly	03/16/22(a)	03/16/27	ZAR	15,390	17,979	10	17,969
3-Month JIBAR, 3.88%	Quarterly	6.98%	Quarterly	03/16/22(a)	03/16/27	ZAR	18,440	21,592	12	21,580
3-Month JIBAR, 3.88%	Quarterly	7.05%	Quarterly	03/16/22(a)	03/16/27	ZAR	7,860	10,643	5	10,638
3-Month JIBAR, 3.88%	Quarterly	7.09%	Quarterly	03/16/22(a)	03/16/27	ZAR	17,160	24,831	11	24,820
1-Day SOFR, 0.05%	Annual	0.54%	Annual	N/A	10/20/30	USD	1,250	(77,101)	—	(77,101)
0.55%	Annual	1-Day FEDL, 0.07%	Annual	N/A	10/20/30	USD	1,250	76,194	—	76,194
6-Month EURIBOR, (0.55%)	Semi-Annual	0.21%	Annual	N/A	11/08/31	EUR	19,570	(157,714)	135,680	(293,394)
1.51%	Annual	1-Day SOFR, 0.05%	Annual	02/28/22(a)	02/28/32	USD	23,510	(359,938)	13,044	(372,982)
6-Month EURIBOR, (0.55%)	Semi-Annual	0.25%	Annual	03/08/22(a)	03/08/32	EUR	174,905	(1,491,852)	(132,096)	(1,359,756)
1-Day SONIA, 0.20%	Annual	0.98%	Annual	03/08/22(a)	03/08/32	GBP	1,630	3,318	(7,649)	10,967
1.30%	Annual	1-Day SOFR, 0.05%	Annual	03/09/22(a)	03/09/32	USD	24,178	114,074	75,107	38,967
0.74%	Annual	1-Day SOFR, 0.05%	Annual	N/A	10/20/35	USD	500	42,094	—	42,094
1-Day FEDL, 0.07%	Annual	0.78%	Annual	N/A	10/20/35	USD	500	(39,512)	—	(39,512)
0.84%	Annual	1-Day SOFR, 0.05%	Annual	N/A	10/20/40	USD	1,000	104,631	—	104,631
1-Day FEDL, 0.07%	Annual	0.90%	Annual	N/A	10/20/40	USD	1,000	(94,473)	—	(94,473)
0.90%	Annual	1-Day SOFR, 0.05%	Annual	N/A	10/20/50	USD	500	65,962	—	65,962
1-Day FEDL, 0.07%	Annual	0.98%	Annual	N/A	10/20/50	USD	500	(56,540)	—	(56,540)
0.33%	Annual	6-Month EURIBOR, (0.55%)	Semi-Annual	N/A	11/08/51	EUR	6,710	300,324	59,995	240,329
1-Day SOFR, 0.05%	Annual	1.60%	Annual	02/28/22(a)	02/28/52	USD	8,940	282,051	13,712	268,339
0.36%	Annual	6-Month EURIBOR, (0.55%)	Semi-Annual	03/08/22(a)	03/08/52	EUR	32,900	1,255,209	250,002	1,005,207
1-Day SONIA, 0.20%	Annual	0.78%	Annual	03/08/22(a)	03/08/52	GBP	11,850	(247,774)	(155,913)	(91,861)
1-Day SOFR, 0.05%	Annual	1.36%	Annual	03/09/22(a)	03/09/52	USD	9,162	(241,839)	(149,278)	(92,561)

								$1,002,336	$318,245	$684,091

(a)	Forward Swap.

OTC Interest Rate Swaps

Paid by the Master Portfolio		Received by the Master Portfolio		Counterparty	Effective Date(a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.64%	Quarterly	3-Month KRW CDC, 1.36%	Quarterly	Citibank N.A.	03/16/22	03/16/27	KRW	16,214,597	$148,134	$—	$148,134
1.79%	Quarterly	3-Month KRW CDC, 1.36%	Quarterly	Bank of America N.A.	03/16/22	03/16/27	KRW	1,804,020	4,884	—	4,884
1.85%	Quarterly	3-Month KRW CDC, 1.36%	Quarterly	Bank of America N.A.	03/16/22	03/16/27	KRW	2,391,060	403	—	403
1.86%	Quarterly	3-Month KRW CDC, 1.36%	Quarterly	Citibank N.A.	03/16/22	03/16/27	KRW	1,038,180	(80)	—	(80)

40	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio

OTC Interest Rate Swaps (continued)

Paid by the Master Portfolio		Received by the Master Portfolio		Counterparty	Effective Date(a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.87%	Quarterly	3-Month KRW CDC, 1.36%	Quarterly	Citibank N.A.	03/16/22	03/16/27	KRW	2,506,950	$(706)	$—	$(706)
1.89%	Quarterly	3-Month KRW CDC, 1.36%	Quarterly	Citibank N.A.	03/16/22	03/16/27	KRW	1,208,100	(1,454)	—	(1,454)
2.04%	Quarterly	3-Month KRW CDC, 1.36%	Quarterly	Bank of America N.A.	03/16/22	03/16/27	KRW	1,151,178	(8,573)	—	(8,573)
2.05%	Quarterly	3-Month KRW CDC, 1.36%	Quarterly	JPMorgan Chase Bank N.A.	03/16/22	03/16/27	KRW	1,139,666	(8,721)	—	(8,721)
2.05%	Quarterly	3-Month KRW CDC, 1.36%	Quarterly	BNP Paribas SA	03/16/22	03/16/27	KRW	1,820,506	(14,303)	—	(14,303)
2.07%	Quarterly	3-Month KRW CDC, 1.36%	Quarterly	Bank of America N.A.	03/16/22	03/16/27	KRW	3,057,388	(25,899)	—	(25,899)
2.11%	Quarterly	3-Month KRW CDC, 1.36%	Quarterly	Bank of America N.A.	03/16/22	03/16/27	KRW	2,604,442	(26,754)	—	(26,754)

									$66,931	$—	$66,931

(a)	Forward Swap.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,139,358	$(6,527,634)	$5,622,969	$(5,851,095)
OTC Swaps	—	—	153,421	(86,490)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Master Portfolio Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,845,952	$—	$1,845,952
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	5,622,969	—	5,622,969
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	153,421	—	153,421

	$—	$—	$—	$—	$7,622,342	$—	$7,622,342

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$4,527,219	$—	$4,527,219
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	38,920	—	—	38,920

MASTER PORTDOLIO SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$912,217	$—	$—	$4,938,878	$—	$5,851,095
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	86,490	—	86,490

	$—	$912,217	$—	$38,920	$9,552,587	$—	$10,503,724

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(10,359,839)	$—	$(10,359,839)
Forward foreign currency exchange contracts	—	—	—	(36,369)	—	—	(36,369)
Swaps	—	(393,389)	—	—	(4,264,395)	(1,573,795)	(6,231,579)

	$—	$(393,389)	$—	$(36,369)	$(14,624,234)	$(1,573,795)	$(16,627,787)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(2,320,229)	$—	$(2,320,229)
Forward foreign currency exchange contracts	—	—	—	(30,867)	—	—	(30,867)
Swaps	—	(912,217)	—	—	863,920	—	(48,297)

	$—	$(912,217)	$—	$(30,867)	$(1,456,309)	$—	$(2,399,393)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$522,087,263
Average notional value of contracts — short.	$390,051,053
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$9,568,177
Average amounts sold — in USD	$7,353,021
Credit default swaps:
Average notional value — buy protection.	$82,725,000
Average notional value — sell protection	$—	(a)
Interest rate swaps:
Average notional value — pays fixed rate	$1,311,410,864
Average notional value — receives fixed rate.	$1,375,085,148
Inflation swaps:
Average notional value — pays fixed rate	$—	(a)
Average notional value — receives fixed rate.	$17,712,500

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

42	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$365,329	$887,590
Forward foreign currency exchange contracts	—	38,920
Swaps — centrally cleared	—	367,103
Swaps — OTC(a)	153,421	86,490

Total derivative assets and liabilities in the Statement of Assets and Liabilities	518,750	1,380,103

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(365,329)	(1,254,693)

Total derivative assets and liabilities subject to an MNA	$153,421	$125,410

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)

Bank of America N.A.	$5,287	$(5,287)	$—	$—	$—
Citibank N.A.	148,134	(3,303)	—	—	144,831

	$153,421	$(8,590)	$—	$—	$144,831

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(d)

Bank of America N.A.	$71,132	$(5,287)	$—	$—	$65,845
BNP Paribas SA	14,303	—	—	—	14,303
Citibank N.A.	3,303	(3,303)	—	—	—
JPMorgan Chase Bank N.A.	32,449	—	—	—	32,449
Royal Bank of Canada	4,223	—	—	—	4,223

	$125,410	$(8,590)	$—	$—	$116,820

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$183,736,278	$—	$183,736,278
Common Stocks	—	—	1	1
Corporate Bonds	—	662,449,107	—	662,449,107
Foreign Agency Obligations	—	6,797,133	—	6,797,133
Municipal Bonds	—	11,765,120	—	11,765,120

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) December 31, 2021	Advantage CoreAlpha Bond Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Non-Agency Mortgage-Backed Securities	$—	$183,385,786	$5,676,458	$189,062,244
U.S. Government Sponsored Agency Securities	—	532,954,581	—	532,954,581
Short-Term Securities
Money Market Funds	67,451,856	—	—	67,451,856
Liabilities
Investments
TBA Sale Commitments	—	(4,695,598)	—	(4,695,598)

	$67,451,856	$1,576,392,407	$5,676,459	$1,649,520,722

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$1,845,952	$5,776,390	$—	$7,622,342
Liabilities
Credit Contracts	—	(912,217)	—	(912,217)
Foreign Currency Exchange Contracts	—	(38,920)	—	(38,920)
Interest Rate Contracts	(4,527,219)	(5,025,368)	—	(9,552,587)

	$(2,681,267)	$(200,115)	$—	$(2,881,382)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2021

Advantage CoreAlpha Bond Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,586,764,464
Investments, at value — affiliated(c)	67,451,856
Cash	41,753
Cash pledged:
Futures contracts	10,852,000
Centrally cleared swaps	10,096,000
Foreign currency, at value(d)	3,744,062
Receivables:
Investments sold	2,017,358
Securities lending income — affiliated	6,775
TBA sale commitments	4,698,635
Contributions from investors	1,635,751
Dividends — affiliated	5,482
Interest — unaffiliated	6,533,492
From the Manager	10,076
Variation margin on futures contracts	365,329
Unrealized appreciation on OTC swaps	153,421

Total assets	1,694,376,454

LIABILITIES
Cash received as collateral for OTC derivatives	220,000
Collateral on securities loaned	46,451,344
TBA sale commitments, at value(e)	4,695,598
Payables:
Investments purchased	152,330,764
Investment advisory fees	293,942
Trustees’ fees	1,435
Professional fees	50,883
Variation margin on futures contracts	887,590
Variation margin on centrally cleared swaps	367,103
Unrealized depreciation on:
Forward foreign currency exchange contracts	38,920
OTC swaps	86,490

Total liabilities	205,424,069

NET ASSETS	$1,488,952,385

NET ASSETS CONSIST OF
Investors’ capital	$1,471,359,581
Net unrealized appreciation (depreciation)	17,592,804

NET ASSETS	$1,488,952,385

(a) Investments, at cost — unaffiliated	$1,566,251,447

(b) Securities loaned, at value	$45,170,319

(c) Investments, at cost — affiliated	$67,439,902

(d) Foreign currency, at cost.	$3,753,812

(e) Proceeds from TBA sale commitments	$4,698,635

See notes to financial statements.

MASTER PORTFOLIO FINANCIAL STATEMENTS	45

Statement of Operations

Year Ended December 31, 2021

Advantage CoreAlpha Bond Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$37,911
Interest — unaffiliated	36,867,543
Securities lending income — affiliated — net	122,605

Total investment income	37,028,059

EXPENSES
Investment advisory	3,823,305
Professional	46,692
Trustees	18,780
Miscellaneous	300

Total expenses	3,889,077
Less:
Fees waived and/or reimbursed by the Manager	(86,849)

Total expenses after fees waived and/or reimbursed	3,802,228

Net investment income	33,225,831

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	10,423,860
Investments — affiliated	(6,361)
Forward foreign currency exchange contracts	(36,369)
Foreign currency transactions	151,380
Futures contracts	(10,359,839)
Swaps	(6,231,579)

(6,058,908)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(59,174,824)
Investments — affiliated	(10,556)
Forward foreign currency exchange contracts	(30,867)
Foreign currency translations	(205,864)
Futures contracts	(2,320,229)
Swaps	(48,297)

(61,790,637)

Net realized and unrealized loss	(67,849,545)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(34,623,714)

See notes to financial statements.

46	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	Advantage CoreAlpha Bond Master Portfolio
	Year Ended December 31,
	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$33,225,831	$46,647,378
Net realized gain (loss)	(6,058,908)	83,991,615
Net change in unrealized appreciation (depreciation)	(61,790,637)	34,724,498

Net increase (decrease) in net assets resulting from operations	(34,623,714)	165,363,491

CAPITAL TRANSACTIONS
Proceeds from contributions	313,820,856	608,205,569
Value of withdrawals	(595,612,774)	(906,321,549)

Net decrease in net assets derived from capital transactions	(281,791,918)	(298,115,980)

NET ASSETS
Total decrease in net assets	(316,415,632)	(132,752,489)
Beginning of year	1,805,368,017	1,938,120,506

End of year	$1,488,952,385	$1,805,368,017

See notes to financial statements.

MASTER PORTFOLIO FINANCIAL STATEMENTS	47

Financial Highlights

	Advantage CoreAlpha Bond Master Portfolio
	Year Ended December 31,
	2021	2020	2019	2018		2017

Total Return
Total return	(1.88)%	8.93%	9.74%	(0.11)%		4.28%

Ratios to Average Net Assets(a)
Total expenses	0.24%	0.24%	0.24%	0.27	%(b)	0.26%

Total expenses after fees waived and/or reimbursed	0.23%	0.23%	0.23%	0.24%		0.24%

Net investment income	2.05%	2.48%	3.05%	3.11%		2.54%

Supplemental Data
Net assets, end of year (000)	$1,488,952	$1,805,368	$1,938,121	$1,485,689		$780,259

Portfolio turnover rate(c)	219%	410%	263%	331%		515%

(a)	Excludes expenses incurred indirectly as a result of investments in underlying funds.
(b)	Includes board realignment and consolidation costs. Without these costs, total expenses a would have been 0.25%.
(c)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	123%	261%	166%	189%	322%

See notes to financial statements.

48	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio II (“MIP II”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP II is organized as a Delaware statutory trust. Advantage CoreAlpha Bond Master Portfolio (the “Master Portfolio”) is a series of MIP II. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“BAL” or the “Manager”) or its affiliates, is included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

On June 9, 2021, the Board approved a change in the name of CoreAlpha Bond Master Portfolio, effective as of October 21, 2021, to Advantage CoreAlpha Bond Master Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Master Portfolio has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of MIP II (the “Board”), the trustees who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Master Portfolio, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Master Portfolio until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

MASTER PORTFOLIO NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

50	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Standard Inputs Generally Considered By Third-Party Pricing Services

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped

MASTER PORTFOLIO NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

52	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received at Fair Value (a)	Net Amount

Barclays Bank PLC	$4,235,325	$(4,235,325)	$—	$—
BMO Capital Markets Corp.	105,003	(105,003)	—	—
BNP Paribas SA	14,169,698	(14,169,698)	—	—
BofA Securities, Inc.	418,746	(418,746)	—	—
Citadel Clearing LLC	2,956,954	(2,956,954)	—	—
Citigroup Global Markets, Inc.	1,324,527	(1,324,527)	—	—
Credit Suisse Securities (USA) LLC	657,204	(657,204)	—	—
Deutsche Bank Securities, Inc.	315,893	(315,893)	—	—
Goldman Sachs & Co. LLC	3,398,335	(3,398,335)	—	—
HSBC Securities (USA), Inc.	915,419	(915,419)	—	—
JPMorgan Securities LLC	6,253,918	(6,253,918)	—	—
Morgan Stanley	1,360,072	(1,360,072)	—	—
Nomura Securities International, Inc.	1,136,232	(1,136,232)	—	—
RBC Capital Markets LLC	4,682,028	(4,682,028)	—	—
Scotia Capital (USA), Inc.	640,602	(640,602)	—	—
State Street Bank & Trust Co.	235,252	(235,252)	—	—
Wells Fargo Securities LLC	2,365,111	(2,365,111)	—	—

	$45,170,319	$(45,170,319)	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the

MASTER PORTFOLIO NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

value of the referenced foreign currencies, and such value may exceed the amount reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Master Portfolio’s counterparty on the swap. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

54	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from the counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP II, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.24%
$1 billion — $3 billion	0.23
$3 billion — $5 billion	0.22
$5 billion — $10 billion.	0.21
Greater than $10 billion.	0.20

With respect to the Master Portfolio, the Manager entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BlackRock Fund Advisors (“BFA”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BFA for services they provide for that portion of the Master Portfolio for which BIL and BFA, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: The fees and expenses of the MIP II’s Independent Trustees, counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2023. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amount waived was $65,472.

With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amount waived was $21,377.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

MASTER PORTFOLIO NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed Income Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2021, the Master Portfolio paid BTC $47,065 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP II are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)
Advantage CoreAlpha Bond Master Portfolio	$—	$5,192,676	$(54,439)

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:

Master Portfolio Name	Purchases	Sales
Advantage CoreAlpha Bond Master Portfolio	$3,741,384,929	$4,069,422,861

For the year ended December 31, 2021, purchases and sales related to mortgage dollar rolls were $1,643,777,655 and $1,645,958,215, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

56	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Advantage CoreAlpha Bond Master Portfolio	$1,633,879,808	$39,531,983	$(18,443,293)	$21,088,690

9.	BANK BORROWINGS

MIP II, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2021, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed

MASTER PORTFOLIO NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Master Portfolio concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

58	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio II and Investors of Advantage CoreAlpha Bond Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Advantage CoreAlpha Bond Master Portfolio (constituting Master Investment Portfolio II, referred to hereafter as the “Master Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

MASTER PORTFOLIO REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds VI and Master Investment Portfolio II (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Advantage CoreAlpha Bond Fund and Advantage CoreAlpha Bond Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 18-19, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

60	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 102 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 102 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 102 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 104 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	61

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 102 Portfolios	The Boeing Company since 2021.

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 102 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 104 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 104 Portfolios	None

62	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(a)  The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)  Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trustee’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)  Dr.  Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e)  Mr.  Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s/MIP II’s Trustees and Officers is available in the Trust’s/MIP II’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Trustee of the Trusts. Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Trustee of the Trusts.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Trustees of the Trusts.

64	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

At a Joint Special Meeting of Shareholders of BlackRock Advantage CoreAlpha Bond Fund (formerly known as BlackRock CoreAlpha Bond Fund), held on October 26, 2021, Fund shareholders were asked to vote on the following proposals:

Proposal 1. To approve the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of the Fund.

Proposal 1a. To Approve the Amendment of the Fundamental Investment Restriction Regarding Concentration.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,936,759	1,340,636	1,857,612

Proposal 1c. To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,789,533	1,478,634	1,866,840

Proposal 1d. To Approve the Amendment of the Fundamental Investment Restriction Regarding the Issuance of Senior Securities.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,959,183	1,389,753	1,786,071

Proposal 1e. To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Real Estate.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,877,426	1,428,130	1,829,451

Proposal 1f. To Approve the Amendment of the Fundamental Investment Restriction Regarding Underwriting.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,850,162	1,405,221	1,879,624

Proposal 1g. To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Commodities.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,878,053	1,410,368	1,846,586

Proposal 1h. To Approve the Amendment of the Fundamental Investment Restriction Regarding Lending.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,815,760	1,479,394	1,839,853

ADDITIONAL INFORMATION	65

Additional Information  (continued)

Proxy Results (continued)

Proposal 1i. To Approve the Amendment of the Fundamental Investment Restriction Regarding Diversification.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,942,964	1,388,806	1,803,237

Proposal 2. To provide voting instructions to BlackRock Advantage CoreAlpha Bond Fund to vote for the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of Advantage CoreAlpha Bond Master Portfolio, as contemplated by Proposal 1.

Proposal 2a. To Approve the Amendment of the Fundamental Investment Restriction Regarding Concentration.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,743,055	1,451,010	1,940,941

Proposal 2c. To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,745,654	1,499,960	1,889,392

Proposal 2d. To Approve the Amendment of the Fundamental Investment Restriction Regarding the Issuance of Senior Securities.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,933,629	1,364,568	1,836,810

Proposal 2e. To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Real Estate.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,873,313	1,447,569	1,814,125

Proposal 2f. To Approve the Amendment of the Fundamental Investment Restriction Regarding Underwriting.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,838,213	1,439,186	1,857,608

Proposal 2g. To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Commodities.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,893,837	1,426,806	1,814,364

66	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Proposal 2h. To Approve the Amendment of the Fundamental Investment Restriction Regarding Lending.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,784,299	1,511,089	1,839,619

Proposal 2i. To Approve the Amendment of the Fundamental Investment Restriction Regarding Diversification.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,884,837	1,435,945	1,814,225

Proposal 3. To approve the elimination of the non-fundamental investment restriction regarding investing for the purpose of exercising control or management of each of BlackRock Advantage CoreAlpha Bond Fund and Advantage CoreAlpha Bond Master Portfolio.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,656,590	1,647,923	1,830,494

Proposal 4. To provide voting instructions to BlackRock Advantage CoreAlpha Bond Fund to vote for the elimination of the non-fundamental investment restriction regarding exercising for the purpose of exercising control or management of Advantage CoreAlpha Bond Master Portfolio, as contemplated by Proposal 3.

With respect to this Proposal, the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

BlackRock Advantage CoreAlpha Bond Fund	68,991,221	1,476,522	1,667,264

At a Joint Special Meeting of Shareholders of Advantage CoreAlpha Bond Master Portfolio (formerly known as CoreAlpha Bond Master Portfolio) held on October 26, 2021, shareholders were asked to vote on the following proposals:

Proposal 1. To approve the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of the Fund.

Proposal 1a. To Approve the Amendment of the Fundamental Investment Restriction Regarding Concentration.

With respect to this Proposal, the Assets of the Fund were voted as follows:

Fund Name	For	Against	Abstain

Advantage CoreAlpha Bond Master Portfolio	$1,500,128,986	$28,858,699	$38,602,807

Proposal 1C. To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing.

With respect to this Proposal, the Assets of the Fund were voted as follows:

Fund Name	For	Against	Abstain

Advantage CoreAlpha Bond Master Portfolio	$1,500,180,677	$29,832,251	$37,577,564

Proposal 1d. To Approve the Amendment of the Fundamental Investment Restriction Regarding the Issuance of Senior Securities.

With respect to this Proposal, the Assets of the Fund were voted as follows:

Fund Name	For	Against	Abstain

Advantage CoreAlpha Bond Master Portfolio	$1,503,919,244	$27,139,480	$36,531,768

ADDITIONAL INFORMATION	67

Additional Information  (continued)

Proposal 1e.To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Real Estate.

With respect to this Proposal, the Assets of the Fund were voted as follows:

Fund Name	For	Against	Abstain

Advantage CoreAlpha Bond Master Portfolio	$1,502,719,637	$28,790,262	$36,080,593

Proposal 1f. To Approve the Amendment of the Fundamental Investment Restriction Regarding Underwriting.

With respect to this Proposal, the Assets of the Fund were voted as follows:

Fund Name	For	Against	Abstain

Advantage CoreAlpha Bond Master Portfolio	$1,502,021,544	$28,623,535	$36,945,413

Proposal 1g. To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Commodities.

With respect to this Proposal, the Assets of the Fund were voted as follows:

Fund Name	For	Against	Abstain

Advantage CoreAlpha Bond Master Portfolio	$1,503,127,833	$28,377,313	$36,085,346

Proposal 1h. To Approve the Amendment of the Fundamental Investment Restriction Regarding Lending.

With respect to this Proposal, the Assets of the Fund were voted as follows:

Fund Name	For	Against	Abstain

Advantage CoreAlpha Bond Master Portfolio	$1,500,949,264	$30,053,593	$36,587,636

Proposal 1i. To Approve the Amendment of the Fundamental Investment Restriction Regarding Diversification.

With respect to this Proposal, the Assets of the Fund were voted as follows:

Fund Name	For	Against	Abstain

Advantage CoreAlpha Bond Master Portfolio	$1,502,948,835	$28,559,076	$36,082,582

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund/Master Portfolio will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

68	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	69

Additional Information  (continued)

Fund and/or MIP II Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund/MIP II

100 Bellevue Parkway

Wilmington, DE 19809

70	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

KRW	South Korean Won

MXN	Mexican Peso

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ARB	Airport Revenue Bonds

BAB	Build America Bond

BBSW	Bank Bill Swap Rate

CMT	Constant Maturity Treasury

EURIBOR	Euro Interbank Offered Rate

FEDL	Fed Funds Effective Rate

GO	General Obligation Bonds

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MXIBOR	Mexico Interbank Offered Rate

RB	Revenue Bond

REMIC	Real Estate Mortgage Investment Conduit

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SORA	Singapore Overnight Rate Average

STACR	Structured Agency Credit Risk

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

WIBOR	Warsaw Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	71

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAB-12/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

Each registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage CoreAlpha Bond Fund (Formerly BlackRock CoreAlpha Bond Fund)	$11,110	$11,000	$0	$0	$8,100	$8,100	$0	$0
Advantage CoreAlpha Bond Master Portfolio (Formerly CoreAlpha Bond Master Portfolio)	$43,300	$43,300	$0	$3,500	$22,700	$22,700	$0	$0

The following table presents fees billed by PwC that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “investment adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage CoreAlpha Bond Fund (Formerly BlackRock CoreAlpha Bond Fund)	$8,100	$8,100
Advantage CoreAlpha Bond Master Portfolio (Formerly CoreAlpha Bond Master Portfolio)	$22,700	$26,200

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds VI and Master Investment Portfolio II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: February 24, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: February 24, 2022